UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 10, 2012

AWG INTERNATIONAL WATER CORPORATION

(Exact Name of registrant as specified in its Charter)

Nevada	333-141927	20-4047619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7721 E. Trent Ave. Spokane Valley, WA	99212
(Address of principal executive offices)	(Zip Code)

(509) 474-9451

(Registrant’s telephone number, including area code)

MIP Solutions, Inc.

3773 W. 5th Ave., Ste. 301, Post Falls, ID 83854

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Current Report”) contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” All statements other than statements of historical fact contained in this Current Report, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a highly regulated, very competitive, and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs. These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the Securities and Exchange Commission that are incorporated into this Current Report by reference. The following discussion should be read in conjunction with the consolidated financial statements and notes included herewith. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report. You should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report to conform our statements to actual results or changed expectations.

Item 1.01

Entry into Material Definitive Agreement

Item 2.01

Completion of Acquisition

On July 10, 2012, AWG International Water Corporation, formerly known as MIP Solutions, Inc., ("the Company") closed the Share Exchange Agreement with AWG International, Inc. ("AWG") and its fourteen (14) shareholders.  The Company acquired 100% of the capital stock of AWG in exchange for 77,931,100 Company common shares.  The common stock, when issued, will represent 67.38% of the Company's issued and outstanding capital stock.  A copy of the Exchange Agreement is attached as Exhibit 2.1.

At closing, Jeffery Lamberson and Gary MacDonald, the Company's two officers and directors resigned, nominating the following individuals to succeed them in their director and executive officer positions:  Keith White, Chairman of the Board of Directors, Chief Executive and Chief Technology Officer; Jeffrey Stockdale, member of the board of directors, President, and Chief Operating Officer; Jeff Mitchell, Secretary and Chief Financial Officer; and Robb Perkinson, member of the board of directors.

The Company was a shell company as defined pursuant to SEC Rule 405 because it had no operations and nominal assets after the JHU/APL License Agreement was terminated on August 10, 2010.

Form 10 Disclosures

As disclosed elsewhere in this Current Report, on July 10, 2012, the Company acquired AWG International, Inc.  in a reverse acquisition transaction (the "Acquisition").  Item 2.01(f) of Form 8-K states that if the registrant was a shell company prior to a transaction required to be reported in this Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act.

Because the Company was a shell Company prior to the Acquisition Transaction, this Current Report provides below the information that would be included if the Company were to be filing a Form 10.  Please note that the information provided below relates to the combined enterprises of the Company and AWG International, Inc. after the acquisition of AWG International, except that information relating to periods prior to the date of Acquisition only relate to the Company unless otherwise specifically indicated.

In this Current Report, the Company relies on and refers to information and statistics regarding its industry that it has obtained from a variety of sources. This information is publicly available at no cost and has not been specifically prepared for the Company for use in this report or otherwise. Although the Company believes that this information is generally reliable, it cannot guarantee, nor has it been independently verified, the accuracy and completeness of this information.

Special note regarding forward-looking statements

This report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, concerning, among other things, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward-looking statements. These forward-looking statements are identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “project,” “plan,” “believe,” “intend,” “achievable,” “anticipate,” “will,” “continue,” “potential,” “should,” “could” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements. One should consider carefully the statements under the “Risk Factors” section of this report and other sections of this report which describe factors that could cause our actual results to differ from those anticipated in the forward-looking statements.

Finally, our future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the section entitled “Risk Factors” included in this report. All forward-looking statements are expressly qualified in their entirety by the cautionary statements in this paragraph and elsewhere in this document. Other than as required under the securities laws, we do not assume a duty to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, changes in expectations or otherwise.

Item 1. Business.

History

AWG International, Inc.  (“AWG”) was organized in the State of Nevada on March 18, 2010.  The Company was organized by Keith White and Robb Perkinson.  Keith White has been involved in the research and development of air-to-water technology.   Keith White and Rae Anderson collaborated on the design and development of an air-to-water technology which resulted in a patent which was issued in 2007 by the U.S. Patent and Trademark Office.  This patent technology is referred to as the G2 design.  This patent was assigned to AWG in February 2012.

Overview

Presently, AWG designs and builds Air-to-Water appliances for residential and commercial drinking water applications based on patented, patent pending and proprietary technologies.

Presently, we sell one product designated as Model 2500.  It is a countertop water dispensing appliance. This model is manufactured in South Korea.  The Model 2500 utilizes a modified G2 technology with significant improvements which are a combination of patent pending, licensed and proprietary technologies.

We plan to introduce two additional models during 2012 which are designed for commercial and industrial applications.  These models are known as the WaterPro 100 and 400 series. The WaterPro 100 is unique in that it uses waste oil combustion as its primary energy source for generating water.  The WaterPro 400 uses conventional utility power as its energy source.

Technology

The Air-to-Water technology systems are designed to produce water from the atmosphere by using a condensing surface and a special filtration system that removes dust, airborne particles and bacteria to generate clean drinking water.

Our water generating appliance takes moisture from the ambient air, sends it through an air filter before passing across condensation coils where water condenses and falls into a system where it is filtered, sterilized and held for dispensing.  This is the same process that occurs naturally during the water cycle.  Moist air rises from the earth through sublimation, evapotranspiration and evaporation.  It is then stored in the atmosphere until it precipitates in the form of dew, rain or snow.  Once the moisture is removed from the air as precipitation, it is filtered through the ground, stored as ground water and is deposited in rivers and lakes.

This method of using a condensing surface to extract water from air has been in use for many years. Some familiar applications include air conditioners and dehumidifiers. The process basically involves taking filtered moist air from the atmosphere and dehumidifying it for treatment by the water treatment module.  This condensate water is then processed through filters and special cartridges which eliminate virtually all biological contaminants including bacteria, and pollutants that may be in the air. The water production and cost per gallon varies considerably with the relative humidity and temperature of the air at the specific site in which the unit is employed.

Atmospheric water vapor is an abundant resource that can be used with virtually no negative environmental impacts.  The air-to-water technology has received broad acceptance around the world as a new and sustainable source of potable water.

AWG realized significant breakthroughs with the development of new component technology and purification systems that enable our products to produce more water with improved electrical economies. The performance of all products is based on the relative humidity and temperature of the atmosphere.

Our Product Line

Model 2500

The Model 2500 is a home or office appliance which is designed to produce up to 5.2 gallons (18 liters) of drinking water at 80% relative humidity at 75 degrees Fahrenheit.  It operates on household power.  It has a storage capacity of 3.5 gallons.  It uses environmentally safe R134a refrigerant.

Proposed Models:

Model Water Pros 100 and 400

The Water Pro 100 is designed for communities or businesses.  This model is designed for direct plumbing connection or on-site dispensing by the water consumer.   This model will have a built-in water dispenser so that the consumer may bring a container to the site and dispense varying amounts of drinking water.  The Model 100 will use a waste oil combustion technology for powering the unit's operating systems.  This model can be equipped with the optional user payment system.  This model may be supported with remote monitoring via an internet connection.  This model requires replacement of air filters six times annually and water filters two times annually.

The waste oil combustion component of the Model 100 can utilize a variety of oils, including diesel, cooking oils, petroleum products (up to 90 weight), crank case and gear oils, transmission and hydraulic fluids as fuel for systems operation.  This model consumes approximately one gallon of fuel per hour.  The combustion chamber is stainless steel with a swing-out for easy cleaning.  It has a backup gas firing manifold for constant operation and is essentially self-cleaning.  There is also a propane and natural gas back up option.  This device can generate up to 100 gallons of drinking water per day at 80% relative humidity 75 degrees Fahrenheit.

The Water Pro 400 has commercial water generation capacity utilizing conventional electrical power sources.  It will operate at 208/230 VAC, 3-phase, 60Hz power and anticipate that it will generate up to 400 gallons per day at 80% relative humidity and 72 degrees Fahrenheit.  This unit can be customized to meet community or project drinking water requirements.  It can be used for military, disaster relief, mining, food and beverage industry, residential buildings, hospitals, schools, manufacturing, villages, hospitality industry, and agriculture.

We plan to offer remote unit monitoring via an internet connection for high volume commercial and community units. Other features include automatic power down for filter changes, dispenser or utility connections, custom power options, direct tap dispenser for community needs, user payment options include credit card, coin or billing, quick connection to existing electric utility, water refrigeration and chilling systems, and automatic water dispenser controls.

Our anti-bacterial systems do not use any moving parts, or high maintenance items such as ultraviolet lights or ozone generators.  We utilize a special water filter cartridge technology which destroys harmful microorganisms common to drinking water. Our metallic condenser coils are treated with a special coating which eliminates the risk of metal oxides and bacterial contamination entering the drinking water.

The water generating units are equipped with an electronic control system that turns the machine on and off when full and can circulate the water to maintain clean drinking water 24 hours a day, 365 days a year. The equipment has a dynamic display to allow for monitoring the machine's operation, showing when a new filter is required.

We believe that the models will provide an independent, sustainable, safe water source for a wide variety of possible circumstances such as mining and petroleum exploration camps, food manufacturers, military camps, non-government organizations, humanitarian assistance organizations, emergency and disaster relief situations.

While we believe the unit is economically viable in temperate climates, the units work best in the tropics and subtropics due to the high humidity levels, which make possible the highest rate of water production at the lowest cost per gallon.

Manufacturing

Model 2500

The Model 2500 is manufactured in South Korea under a private label agreement.  This manufacturer is our sole source for manufacturing this product.  This model incorporates licensed technology owned by the manufacturer in addition to our patented, patent pending and licensed intellectual property portfolio.

WaterPro 100

We plan to manufacture the WaterPro 100 model in Spokane, Washington.  A prototype of this model is under construction.  The design and development of this model is based on a joint collaboration between AWG and the Spokane manufacturer.

WaterPro 400

The WaterPro 400 model is in a developmental design phase with a manufacturer in Michigan.  A prototype of this model is under construction.  The design and development of this model is based on a joint collaboration between AWG and the Michigan manufacturer.

Sales, Marketing and Distribution

We believe a drinking water market opportunity exists for our atmospheric water generators.  Our technology provides an alternative solution to the world's shortage of fresh water and can provide clean, safe drinking water in various geographical settings.

Our target markets for the air-to-water systems are businesses, governments, and people who are situated in the geographic regions where the ambient humidity is in a range of 40% to 90%, and in a temperature range of 50 to 90 degrees Fahrenheit.  Our models operate best within these ranges.

The Model 2500 will target consumers and small office applications.  The home/office units are designed to replace bottled water and purified water dispensers, eliminating the need for replenishment and storage of plastic bottles.  These units are intended for usage in residences, schools, offices, hospitals and restaurants.  They can also serve as a personal disaster relief unit for consumers in circumstances such as hurricanes where residents in the affected area may have no drinking water.

The WaterPro 100 and 400 products will target various markets including military applications, oil and mining operations, new and existing tourist resorts, new condominium developments and humanitarian missions.

We plan to market our products through independent domestic and international wholesale distributors.  We do not plan to sell directly to consumers or end-users.  Presently, we have two distributors.  We have not sold any products to these distributors.  Our first product will be the Model 2500.

Research and Development

We are dedicated to research and development and plan to increase our research and development efforts to create new products and improve the efficiencies associated with our water production, increasing water storage capacity, expanding the effectiveness of filtration devices, and enhancing energy efficiency.

Competitive Advantage

The atmospheric water generator and filtration system industry is relatively new and rapidly evolving. Based on our research, we believe there are approximately 10 entities experimenting with the technology of water generation, of which five are direct, active competitors. Some of those companies have limited or no business activities. The relatively high energy cost associated with changing water from its vapor phase in the air to the liquid phase appears to be an obstacle to making sales for a number of these competitors. Control of bacteria and waterborne organisms in the field of atmospheric water generation creates a technological challenge, which is a substantial barrier for others to enter this field.

Our previous AWG products are comparable to the others in the industry utilizing similar technologies with certain differences consistent with patented and licensed processes and technologies.  Our models contain no moving parts in the bacteria control system which suggests greater reliability than the competitive devices with moving parts.  Our models use a biostatic water filter cartridge technology to destroy harmful microorganisms common to drinking water to in contrast to the UV (ultra violet) light or ozone applications utilized by other competitive products.  This is an effective method of eliminating all bacteria and other microorganisms.

Competition

The atmospheric water generator, water purification and bottled water industries are highly competitive. This market segment includes numerous manufacturers, distributors, marketers, and retailers that actively compete for the business of consumers both in the United States and abroad. In addition, the market is highly sensitive to the introduction of new products and technologies that may rapidly capture a significant share of the market. As a result, our ability to remain competitive depends in part upon its successful introduction and consumer acceptance of new products. Although our products bear our own exclusive branding, we expect that the competition will intensify in the future, since our competitors can and may duplicate many of the products or services offered by us.

The principal competition within the AWG industry comes from Air to Water, Inc., also known as World Wide Water Company. This company holds a patent for atmospheric water generators for various distributors, a similar water generating device and has product manufactured in China. Yuxin, a Chinese manufacturing company, also produces atmospheric water generators for various distributors.

The following are some of our other competitors:

Air2 Water Inc. (www.air2water.net) also known as World Wide Water Company. This company holds a patent for atmospheric water generators. Air 2 Water offers two products to their distributers the residential Dolphin 1 and Dolphin 2.  The design utilizes 2 UV lights to control the bacteria and 4 filters to filters the water in addition to separate hot and cold water storage and dispensing tanks. This general configuration has been on the market for several years. Air 2 Water also sells the commercial Triton Series. The Triton uses a desiccant wheel verses the traditional DX coil to liberate water from the atmosphere.  The unit uses an ozone system and a UV light to control bacteria in the water. The residential and commercial units are represented by many different distributers at different levels in the retail market.

Fujian Yuxin Electronic Equipment Co Ltd also known as HendrxWater (www.hendrxwater.com) currently produces the AWG HR residential model, this unit is very similar to the Dolphin 1 and the Dolphin 2 produced by Air 2 Water, and also uses UV to control the bacteria with much the same internal configuration. Fujian Yuxin also produces the EA 500 commercial unit which uses standard DX coils. The residential and commercial units are represented by many different distributers at different levels in the retail market

Water Maker India (www.watermakerindia.com) currently produces the WM series commercial unit utilizes standard DX technology and comes in a variety of sizes and has begun to market their product in India; currently they do not produce a residential unit for retail sale. Water Maker India has so far been focusing their efforts in the Indian market.

ATWtec (www.atwtec.com) has been in the atmospheric water generation industry for since 2000. They have experimented with many different designs and currently offer the residential AD-5 counter top unit. The commercial AD-1500 also uses standard DX technology

Drinkable Air (www.drinkable-air.com) is a located in Lauderdale Lakes, Florida.  It was organized in 2007.  Drinkable Air has 55 distributors in the United States and two in the Pacific Rim.  Its AWG's utilize an ozone process to kill water borne organisms.  The company's product line supports an office and commercial product named Cameleon.

AWG International recognizes that to be the industry leader we must continue to innovate; the Model 2500 residential unit utilizes a proprietary coating on our fin coil. The larger surface area allows for greater water production in low humidity environments, something the market has demanded for several years. Our EPA and NSF bacteria control system is passive  not mechanical as the competition uses, the system is less expensive, saves energy and is much more user friendly over standard UV and Ozone bacteria control systems used by others.

Our commercial atmospheric water generating system has several key features that separate us from our competitors. We use the standard DX configuration with our proprietary coating.  Also, the system is engineered to run in 100% outside air which is necessary for maximum water production. The unit has the ability to operate in high ambient air temperatures in this configuration. Traditional systems utilize the refrigeration system both to create the water from the air and to chill the water if at all. AWG International utilizes the rejected cold air which would normally be exhausted to the atmosphere to chill the water in the storage tank thereby increasing energy efficiencies. Our bacteria control system is passive in nature and is the same as found in the Model 2500.  In addition the commercial unit has a DTC control system that allows for multi- unit configurations.

Patents and Licenses

On March 12, 2007, Keith White and Rae Anderson assigned all right, title and interest in U.S. Serial No. 60/607,369, U.S. Serial No. 11/221,075 and PCT Serial No PCT/S/2005/031948 to Everest International, Inc., a Nevada corporation.  Subsequently, on the same day, March 12, 2007, Everest International, Inc. assigned the same patent rights to Everest Water, Ltd., a Bahamian corporation.

On or about April 13, 2010, Everest Water, Ltd., granted CanAmera Management, Inc., a corporation organized under the laws of the Republic of Panama, a non-exclusive, royalty bearing license to manufacture, use and sell products under U.S. Patent No. 7,272,947 including any and all U.S. or foreign patents derived and any patent on improvements on the patent, (the "License Agreement").  The patent described a device that produces potable water by extracting moisture from the air and purifying it by way of cooling and condensing water and removing bacteria or preventing the formation of bacteria.

On the same date, April 13, 2010, CanAmera Management, Inc. assigned the License Agreement to AWG International, Inc.

Upon diligent review of the License Agreement, it was noted that Clause VII (c) stated, " In the event Licensor becomes insolvent or Licensor is dissolved or otherwise ceases to be a legal entity without the Licensed Patents being assigned to another legal entity, the license granted herein shall become a fully paid assignment of the Licensed Patent to Licensee effective one day before such condition occurs or is determined by Licensee and Licensee shall by these terms be authorized to record said assignment with the U.S. Patent and Trademark Office and other patent offices of other jurisdictions as appropriate if accompanied by Licensee's sworn statement of the stated condition by Licensee...".  According to the Bahamas Corporate Registry, Everest Water, Ltd., the Licensor on the License Agreement was stricken from the Corporate Registry and therefore ceased to be a legal entity.   Everest Water, Ltd. failed to assign the patent (U.S. Patent No. 7,272,947 prior to being stricken from the registry.  Therefore, the patents and applications underlying the License Agreement were assigned to AWG International, Inc. by operation of law. Clause VII(c) states additionally, that: "Licensee (AWG as successor to CanAmera Management, Inc.) shall then further assign the licensed patents to the inventors thereof".  Therefore, on February 17, 2012, AWG International assigned the patents to the inventors, Rae Anderson and Keith White.  Immediately following this assignment to the inventors, on February 17, 2012, Keith White assigned his interest in the patents to AWG International, Inc.  The assigned patents include U.S. Patent No. 7,272,947, U.S. Patent 7,886,557, PCT Patent Application No. PCT/US/2005/031948, and all patents and patent applications throughout the world, including any divisions, reissues or continuations.

History

G2 Product

On February 14, 2012, Keith White, the co-inventor/co-owner of U.S. Patent #7,272,947, 7,886,557 and PCT Patent Application No. PCT/US 2005/031948, assigned his interest in these patents, applications, and all inventions and technology to AWG International, Inc., our wholly owned subsidiary. We designate this patent as the G2 patent. The “G2” represents “second generation design". This patent was developed by Rae Anderson and Keith White. The patent relates to a "Water Producing Method and Apparatus". This G2 water producing invention produces drinking water.  Its distinguishing features include external water plumbing circulation.  It uses ozone and ultraviolet (UV) light as a method to kill waterborne organisms.

The Model 2500 uses this patent technology with some modifications. We call our modified Model 2500 based on this patent the G2 Plus technology.  This model uses a biostatic cartridge to control waterborne microorganisms such as bacteria.  This model utilizes a specially coated fin coil design to increase water production in lower humidity environments.

G3 Products

On November 19, 2010, Keith White, the patent owner, assigned Patent application 13/510,757, title, “Atmospheric Water Generator” to AWG International, Inc.  This patent differs from the G2 patent because it uses internal water plumbing circulation methodology as opposed to the external plumbing and incorporates a biostatic cartridge to control waterborne microorganisms.  The technology covered by this patent will be used in Models 100 and 400.

G4 and G5 Proposed Products

On April 19, 2012, Keith White, the inventor/applicant of provisional patent application titled, “Atmospheric Water Generation System” Application No. 61/489,588, assigned all right, title and interest to AWG International, Inc.  The technology associated with this patent application will be used for a future line of G4 and G5 products for residential for water generating and air conditioning systems.  It includes "off the electrical grid" AC/DC residential and commercial systems.

Government Regulation

The manufacturing, processing, testing, packaging, labeling and advertising of the products that we sell may be subject to regulation by one or more U.S. federal agencies, including the Food and Drug Administration, the Federal Trade Commission, the Community Supported Agriculture in North America, the United States Department of Agriculture, the Environmental Protection Agency, the standards provided by the United States Public Health Authority and the World Health Organization for drinking water. These activities may also be regulated by various agencies of the states, localities and foreign countries in which consumers reside. Currently, our products are not subject to any governmental regulation although it is possible that the FDA may choose to regulate the quality of water produced from atmospheric water generating machines.

Since we may be subject to a wide range of regulation covering every aspect of our business as mentioned above, we cannot predict the nature of any future U.S. laws, regulations, interpretations or applications, nor can we determine what effect additional governmental regulations or administrative orders, when and if promulgated, would have on our business in the future. Although the regulation of water is less restrictive than that of drugs and food additives, we cannot assure you that the current statutory scheme and regulations applicable to water will remain less restrictive. Further, we cannot assure you that, under existing laws and regulations, or if more stringent statutes are enacted, regulations are promulgated or enforcement policies are adopted, we are or will be in compliance with these existing or new statutes, regulations or enforcement policies without incurring material expenses or adjusting our business strategy. Any laws, regulations, enforcement policies, interpretations or applications applicable to our business could require the reformulation of certain products to meet new standards, the recall or discontinuance of certain products not capable of reformulation, additional record keeping, expanded documentation of the properties of certain products, expanded or different labeling or scientific substantiation.

Certification and Testing

The Model 2500 product has CE certification and bears the CE mark on the product label. We are in the process of obtaining ETL certification listing. CE certification certifies that the tested product has met recognized international standards through product safety testing.  ETL Certification is recognized in the United States and Canada.

Employees

As of July 10, 2012, the Company has  three employees, who are our named executive officers.  Staffing levels will be determined as we progress and grow. Our Board of Directors determines the compensation of all new employees based upon job descriptions.

Access to Company Reports

We file periodic reports, information statements and other information with the SEC in accordance with the requirements of the Securities Exchange Act of 1934, as amended. We make our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments to such reports available free of charge through our corporate website at www.awginternational.com  as soon as reasonably practicable after such reports are filed with, or furnished to, the SEC. Within the time period required by the SEC, we will post on our website any modifications to the code of ethics for our CEO and senior financial officers and any waivers applicable to senior officers as defined in the applicable code, as required by the Sarbanes-Oxley Act of 2002. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our reports and information statements, and our other filings are also available to the public over the internet at the SEC’s website at www.sec.gov. Unless specifically incorporated by reference in this current report on Form 8-K, information that you may find on our website is not part of this report.

Item 1A.  Risk Factors.

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS AND ALL OTHER INFORMATION CONTAINED IN THIS CURRENT REPORT BEFORE PURCHASING INVESTING IN THE COMPANY. INVESTING IN OUR CAPITAL STOCK INVOLVES A HIGH DEGREE OF RISK. IF ANY OF THE FOLLOWING EVENTS OR OUTCOMES ACTUALLY OCCURS, OUR BUSINESS OPERATING RESULTS AND FINANCIAL CONDITION WOULD LIKELY SUFFER. AS A RESULT, THE TRADING PRICE OF OUR CAPITAL STOCK COULD DECLINE, AND YOU MAY LOSE ALL OR PART OF THE MONEY YOU PAID TO PURCHASE OUR CAPITAL STOCK.

RISKS RELATED TO OUR BUSINESS

WE ARE A COMPANY WITH LIMITED OPERATING HISTORY.

The Company has a limited operating history and has primarily engaged in operations relating to the development of its atmospheric water generation technologies and business plan.   We are subject to many of the risks common to such enterprises, including the ability of the Company to implement its business plan, market acceptance of its proposed business, under-capitalization, cash shortages, limitations with respect to personnel, financing and other resources, and uncertainty of the Company’s ability to generate revenues. There can be no assurance that the Company’s activities will be successful or result in significant revenues or profit for the Company, and the likelihood of the Company’s success must be considered in the light of the stage in its development. As of December 31, 2011, the Company had generated minimal revenue from product sales and had generated significant losses.  The Company believes it has engaged professionals and consultants experienced in the type of business contemplated by the Company; however, there can be no assurance that the predictions, opinions, analyses, or conclusions of such professionals will prove to be accurate. In addition, no assurance can be given that the Company will be able to consummate its business strategy and plans or that financial or other limitations may not force the Company to modify, alter, significantly delay, or significantly impede the implementation of such plans or the Company’s ability to continue operations. If the Company is unable to successfully implement its business strategy and plans, investors may lose their entire investment in the Company.

Potential investors should also be aware of the difficulties normally encountered developing water technology companies. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the inception of the enterprise that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to product development, manufacturing, operations and distribution, and additional costs and expenses that may exceed current estimates.

WE HAVE A LIMITED OPERATING HISTORY AND WE MAY NOT BE ABLE TO SUCCESSFULLY DEVELOP OUR BUSINESS.

Our limited operating history makes predicting our future operating results difficult. As a development stage company with a limited history, we face numerous risks and uncertainties in the competitive markets. In particular, we have not proven that we can:

•

develop sell a sufficient quantity of AWG products for the Company to be profitable;

•

develop and maintain relationships with key customers and strategic partners that will be necessary to optimize the market value of our products;

•

raise sufficient capital in the public and/or private markets.

If we are unable to accomplish these goals, our business is unlikely to succeed.

WE HAVE A HISTORY OF LOSSES.

We cannot predict if we will ever achieve profitability and, if we do, we may not be able to sustain or increase our profitability. If we cannot achieve or maintain profitability, we may not be able to continue to absorb the resulting financial losses. If we continue to suffer financial losses, our business may be jeopardized and our investors may lose all of their investment in our shares.

WE ARE IN THE EARLY STAGES OF PRODUCT DEVELOPMENT AND OUR SUCCESS IS UNCERTAIN.

We are a development stage company and are in the early stages of developing our products and services. We have not yet successfully developed any of our products and services to the final completion stage. We may fail to develop any products or services, to implement our business model and strategy successfully or to revise our business model and strategy should industry conditions and competition change. We cannot make any assurances that any of our product candidates, if successfully developed, would generate sufficient revenues to enable us to be profitable. Furthermore, we cannot make any assurances that we will be successful in addressing these risks. If we are not, our business, results of operations and financial condition will be materially adversely affected.

WE HAVE LIMITED EXPERIENCE IN MARKETING OUR PRODUCTS

Even if we are able to develop our products and obtain the necessary regulatory approvals, we have limited experience or capabilities in marketing or commercializing our products. We currently have some sales and just engaged a marketing agency.  do not have a distribution infrastructure in place. Accordingly, we are dependent on our ability to find collaborative marketing partners or contract sales companies for commercial sale of any of our products.  Even if we find a potential marketing partner, we may not be able to negotiate an advertising and/or licensing contract on favorable terms to justify our investment or achieve adequate revenues.

IF WE ARE UNABLE TO ESTABLISH SALES AND MARKETING CAPABILITIES OR ENTER INTO AGREEMENTS WITH THIRD PARTIES TO SELL AND MARKET PRODUCTS WE DEVELOP, WE MAY NOT BE ABLE TO GENERATE PRODUCT REVENUE.

We do not currently have an organization for the sales, marketing and distribution of our products. We anticipate that we will seek to enter into distribution agreements or other arrangements with third parties to market any products. If we are unable to enter into such agreements, we would have to build sales, marketing, managerial and other non-technical capabilities and develop, train and or manage a sales force, all of which would cause us to incur substantial additional expenses. If we are unable to establish adequate sales, marketing and distribution capabilities, whether independently or with third parties, we may not be able to generate product revenue and may not become profitable.

OUR PRODUCTS ARE SUBJECT TO THE RISK OF FAILURE INHERENT IN THE DEVELOPMENT OF PRODUCTS BASED ON OUR TECHNOLOGIES.

Because our product is and will be based on new technologies, it is subject to risk of failure. These risks include the possibility that:

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our new approaches will not result in any products that gain market acceptance;

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proprietary rights of third parties may preclude us from marketing a new product; or

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third parties will market superior or more cost-effective products or services.

As a result, our activities, either directly or through corporate partners, may not result in any commercially viable products.

OUR PRODUCTS MAY BE SUBJECT TO FUTURE PRODUCT LIABILITY CLAIMS. SUCH PRODUCT LIABILITY CLAIMS COULD RESULT IN EXPENSIVE AND TIME-CONSUMING LITIGATION AND PAYMENT OF SUBSTANTIAL DAMAGES.

The development, testing, marketing, sale and use of new products runs a risk that product liability claims may be asserted against us if it is believed that the product has caused injury.  We cannot make assurances that claims, suits or complaints relating to the use of our products will not be asserted against us in the future. If a product liability claim asserted against us was successful, we may be required to limit commercialization of our technology. Regardless of merit or outcome, claims against us may result in significant diversion of our management’s time and attention, expenditure of large amounts of cash on legal fees, expenses and damages and a decreased demand for our products. We cannot make any assurances that we will be able to acquire or maintain insurance coverage at a reasonable cost or in sufficient amounts to protect us.

WE ARE DEPENDENT ON OUR SUPPLIERS

Our success is highly dependent upon the continued support and services of suppliers.  We are solely dependent on their support to provide enough inventories to meet our purchase orders.  If our suppliers are not able to manufacture enough products to meet the demands of our purchase orders, our business will most likely fail.

DELAYS OR INTERRUPTIONS IN THE MANUFACTURING AND DELIVERY OF OUR MODEL 2500 APPLIANCES BY OUR SOLE SOURCE MANUFACTURER MAY HARM OUR BUSINESS.

Our Model 2500 appliances are built by a single manufacturer. Our reliance on a sole manufacturer, particularly a foreign manufacturer, involves several risks, including a potential inability to obtain an adequate supply of appliances and limited control over pricing, quality and timely delivery of products. In addition, replacing this manufacturer may be difficult and could result in an inability or delay in obtaining products.  We cannot assure you that this manufacturer will be able to provide the products in quantities that are sufficient to meet demand or at all, in a timely manner, which could result in decreased revenues and loss of market share.

THE COMPANY’S STRATEGIES FOR DEVELOPMENT OF THE BUSINESS MIGHT NOT BE SUCCESSFUL.

The Company is currently evaluating potential product development strategies for its business. It may take several years, if ever, for the Company to achieve cumulative positive cash flow.  The Company could experience significant difficulties in executing its business plan, including: inability to successfully implement the Company’s business plan; changes in market conditions; inability to obtain necessary financing; delays in completion of the Company’s projects or their underlying technologies; inaccurate cost estimates; changes in government or political reform; or the Company may not benefit from the proposed projects as the Company expected.  The Company’s inability to develop its proposed products will adversely affect the Company’s business cash flows and have a material adverse effect on the Company’s ability to meet the Company’s working capital requirements.

SIGNIFICANT REPAIR AND/OR REPLACEMENT WITH RESPECT TO PRODUCT WARRANTY CLAIMS OR PRODUCT RECALLS COULD HAVE A MATERIAL ADVERSE IMPACT ON THE RESULTS OF OPERATIONS.

We provide a limited warranty for our products for a period of one year. Significant warranty claims could have a material adverse effect on our results of operations.

WE DEPEND SUBSTANTIALLY ON THE CONTINUED PRESENCE OF KEY PERSONNEL FOR CRITICAL MANAGEMENT DECISIONS AND INDUSTRY CONTACTS.

Our success depends upon the continued contributions of our executive officers and key employees, particularly with respect to providing the critical management decisions and contacts necessary to manage product development, marketing, and growth within our industry. Competition for qualified personnel can be intense and there are a limited number of people with the requisite knowledge and experience.  Under these conditions, we could be unable to attract and retain these personnel. The loss of the services of any of our executive officers or other key employees for any reason could have a material adverse effect on our business, operating results, financial condition and cash flows.

THERE IS SUBSTANTIAL DOUBT AS TO OUR ABILITY TO CONTINUE AS A GOING CONCERN.

Our financial results for the fiscal year ending December 31, 2011 show substantial losses. The accompanying financial statements have been prepared in conformity with the generally accepted accounting principles in the United States of American which contemplates the Company as a going concern. The Company has sought out additional investment to raise additional funds. However, there are no assurances that the Company will continue as a going concern without the successful completion of additional funding.  The accompanying consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Our independent auditors, MartinelliMick, PLLC, have expressed substantial doubt about our ability to continue as a going concern given our recurring losses from operations and net stockholder's deficit.  This opinion could materially limit our ability to raise additional funds by issuing new debt or equity securities or otherwise. We may be subject to product liability or breach of contract claim if our products do not work as represented.

The atmospheric water generators are designed to facilitate potable safe drinking water. If the technology fails to work as manufactured by our inventor(s), customers may bring claims against us. Despite limitations on such claims, such claims can be costly and time consuming which could have a material adverse effect on our operations, even if we are found not to have been at fault.  We currently do not have liability insurance and anticipate that we will seek some coverage in the future if such coverage is available at a reasonable cost.

INTELLECTUAL PROPERTY RISKS

RESEARCH AND DEVELOPMENT ACTIVITIES MAY BE COMPROMISED

We do have development work which we believe has the potential for patent protection. We will evaluate our business benefits in pursuing patents in the future. We protect all of our development work with confidentiality agreements with our engineers, employees and any outside contractors. However, third parties may, in an unauthorized manner, attempt to use, copy or otherwise obtain and market or distribute our intellectual property or technology or otherwise develop a product with the same functionality as our software. Policing unauthorized use of our intellectual property rights is difficult, and nearly impossible on a worldwide basis. Therefore, we cannot be certain that the steps we have taken or will take in the future will prevent misappropriation of our technology or intellectual property, particularly in foreign countries where we plan to do business or where our software will be sold or used, where the laws may not protect proprietary rights as fully as do the laws of the United States or where the enforcement of such laws is not common or effective.

A DISPUTE CONCERNING THE INFRINGEMENT OR MISAPPROPRIATION OF OUR PROPRIETARY RIGHTS OR THE PROPRIETARY RIGHTS OF OTHERS COULD BE TIME CONSUMING AND COSTLY AND AN UNFAVORABLE OUTCOME COULD HARM OUR BUSINESS.

There is significant litigation regarding patents and other intellectual property rights. Accordingly, we may be exposed to future litigation by third parties based on claims that our software, technologies or activities infringe the intellectual property rights of others. Although we try to avoid infringement, there is the risk that we will use a patented technology owned or licensed by another person or entity and/or be sued for infringement of a patent owned by a third party. If our products are found to infringe any patents, we may have to pay significant damages or be prevented from making, using, selling, and offering for sale or importing such products or services or from practicing methods that employ such products.

CONFIDENTIALITY AGREEMENTS WITH EMPLOYEES AND OTHERS MAY NOT ADEQUATELY PREVENT DISCLOSURE OF OUR TRADE SECRETS AND OTHER PROPRIETARY INFORMATION AND MAY NOT ADEQUATELY PROTECT OUR INTELLECTUAL PROPERTY.

Our success also depends upon the skills, knowledge and experience of our technical personnel, our consultants and advisors as well as our licensors and contractors. Because we operate in a highly competitive field, we rely almost wholly on trade secrets to protect our proprietary technology and processes. However, trade secrets are difficult to protect. We enter into confidentiality and intellectual property assignment agreements with our corporate partners, employees, consultants, outside scientific collaborators, developers and other advisors. These agreements generally require that the receiving party keep confidential and not disclose to third parties all confidential information developed by the receiving party or made known to the receiving party by us during the course of the receiving party’s relationship with us. These agreements also generally provide that inventions conceived by the receiving party in the course of rendering services to us will be our exclusive property. However, these agreements may be breached and may not effectively assign intellectual property rights to us. Our trade secrets also could be independently discovered by competitors, in which case we would not be able to prevent use of such trade secrets by our competitors. The enforcement of a claim alleging that a party illegally obtained and used our trade secrets could be difficult, expensive and time consuming and the outcome unpredictable. In addition, courts outside the United States may be less willing to protect trade secrets. The failure to obtain or maintain meaningful trade secret protection could adversely affect our competitive position.

WE MAY SUFFER FROM INFRINGEMENTS OR PIRACY OF OUR TRADEMARKS, DESIGNS, BRANDS OR PRODUCTS.

We may suffer from infringements or piracy of our trademarks, designs, brands or products in the U.S. or globally. Some jurisdictions may not honor our claims to our intellectual properties. In addition, we may not have sufficient legal resources to police or enforce our rights in such circumstances.

INTERNATIONAL BUSINESS RISK

IF WE MARKET AND SELL OUR PRODUCTS IN INTERNATIONAL MARKETS, WE WILL BE SUBJECT TO ADDITIONAL REGULATIONS RELATING TO EXPORT REQUIREMENTS, ENVIRONMENTAL AND SAFETY MATTERS, AND MARKETING OF THE PRODUCTS AND DISTRIBUTORSHIPS, AND WE WILL BE SUBJECT TO THE EFFECTS OF CURRENCY FLUCTUATIONS IN THOSE MARKETS, ALL OF WHICH COULD INCREASE THE COST OF SELLING PRODUCTS AND SUBSTANTIALLY IMPAIR THE ABILITY TO ACHIEVE PROFITABILITY IN FOREIGN MARKETS.

As a part of our marketing strategy, we plan to market and sell our products internationally. In addition to regulation by the U.S. government, those products will be subject to environmental and safety regulations in each country in which we market and sell. Regulations will vary from country to country and will vary from those of the United States. The difference in regulations under U.S. law and the laws of foreign countries may be significant and, in order to comply with the laws of these foreign countries, we may have to implement manufacturing changes or alter product design or marketing efforts. Any changes in our business practices or products will require response to the laws of foreign countries and will result in additional expense to the Company.

Additionally, we may be required to obtain certifications or approvals by foreign governments to market and sell the products in foreign countries. We may also be required to obtain approval from the U.S. government to export the products. If we are delayed in receiving, or are unable to obtain import or export clearances, or if we are unable to comply with foreign regulatory requirements, we will be unable to execute our complete marketing strategy.

OUR BUSINESS IS SUBJECT TO RISKS ASSOCIATED WITH OFFSHORE MANUFACTURING.

We import some of our products into the United States and Canada from foreign countries for resale. All of our import operations are subject to tariffs and quotas set by the U.S. and other countries' governments through mutual agreements or bilateral actions. Adverse changes in these import costs and restrictions, or our suppliers' failure to comply with customs regulations or similar laws, could harm our business. Our operations are also subject to the effects of international trade agreements and regulations such as the North American Free Trade Agreement, the Caribbean Basin Initiative and the European Economic Area Agreement, and the activities and regulations of the World Trade Organization. Trade agreements can also impose requirements that adversely affect our business, such as setting quotas on products that may be imported from a particular country into our key market, the United States. In fact, some trade agreements can provide our competitors with an advantage over us, or increase our costs, either of which could have an adverse effect on our business and financial condition.

In addition, the recent elimination of quotas on World Trade Organization member countries by 2005 could result in increased competition from developing countries which historically have lower labor costs, including China. This increased competition, including from competitors who can quickly create cost and sourcing advantages from these changes in trade arrangements, could have an adverse effect on our business and financial condition.

Our ability to import products in a timely and cost-effective manner may also be affected by problems at ports or issues that otherwise affect transportation and warehousing providers, such as labor disputes or increased U.S. homeland security requirements. These issues could delay importation of products or require us to locate alternative ports or warehousing providers to avoid disruption to our customers. These alternatives may not be available on short notice or could result in higher transit costs, which could have an adverse impact on our business and financial condition.

OUR INTERNATIONAL OPERATIONS EXPOSE US TO POLITICAL, ECONOMIC AND CURRENCY RISKS.

All of our products came from sources outside of the United States. As a result, we are subject to the risks of doing business abroad, including:

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currency fluctuations;

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changes in tariffs and taxes;

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political and economic instability; and

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disruptions or delays in shipments.

Changes in currency exchange rates may affect the relative prices at which we are able to manufacture products and may affect the cost of certain items required in our operation, thus possibly adversely affecting our profitability.

There are inherent risks of conducting business internationally. Language barriers, foreign laws and customs and duties issues all have a potential negative effect on our ability to transact business in the United States. We may be subject to the jurisdiction of the government and/or private litigants in foreign countries where we transact business, and we may be forced to expend funds to contest legal matters in those countries in disputes with those governments or with customers or suppliers.

WE MAY SUFFER FROM INFRINGEMENTS OR PIRACY OF OUR TRADEMARKS, DESIGNS, BRANDS OR PRODUCTS.

We may suffer from infringements or piracy of our trademarks, designs, brands or products in the U.S. or globally.  Some jurisdictions may not honor our claims to our intellectual properties. In addition, we may not have sufficient legal resources to police or enforce our rights in such circumstances.

UNFAIR TRADE PRACTICES OR GOVERNMENT SUBSIDIZATION MAY IMPACT OUR ABILITY TO COMPETE PROFITABLY.

In an effort to penetrate markets in which the Company competes, some competitors may sell products at very low margins, or below cost, for sustained periods of time in order to gain market share and sales.  Additionally, some competitors may enjoy certain governmental subsidies that allow them to compete at substantially lower prices.  These events could substantially impact our ability to sell our product at profitable prices.

If we market and sell our products in international markets, we will be subject to additional regulations relating to export requirements, environmental and safety matters, and marketing of the products and distributorships, and we will be subject to the effects of currency fluctuations in those markets, all of which could increase the cost of selling products and substantially impair the ability to achieve profitability in foreign markets.

As a part of our marketing strategy, we plan to market and sell our products internationally. In addition to regulation by the U.S. government, those products will be subject to environmental and safety regulations in each country in which we market and sell. Regulations will vary from country to country and will vary from those of the United States. The difference in regulations under U.S. law and the laws of foreign countries may be significant and, in order to comply with the laws of these foreign countries, we may have to implement manufacturing changes or alter product design or marketing efforts. Any changes in our business practices or products will require response to the laws of foreign countries and will result in additional expense to the Company.

Additionally, we may be required to obtain certifications or approvals by foreign governments to market and sell the products in foreign countries. We may also be required to obtain approval from the U.S. government to export the products. If we are delayed in receiving, or are unable to obtain import or export clearances, or if we are unable to comply with foreign regulatory requirements, we will be unable to execute our complete marketing strategy.

WE MAY BE SUBJECT TO GOVERNMENTAL REGULATION.

Regulation by government authorities in the United States, Canada and foreign countries may be a factor in the development, manufacture and marketing of our products and in our research and product development activities. The process of obtaining these approvals and the subsequent compliance may require time and financial resources.

RISKS RELATED TO OUR SECURITIES

THERE IS LITTLE CURRENT TRADING OF OUR SHARES. OUR STOCK PRICE IS LIKELY TO BE HIGHLY VOLATILE.

Although prices for our shares of Common Stock are quoted Over-the-Counter on the Electronic Bulletin Board (OTCBB), there is little current trading and no assurance can be given that an active public trading market will develop or, if developed, that it will be sustained. The OTCBB is generally regarded as a less efficient and less prestigious trading market than other national markets. There is no assurance if or when our Common Stock will be quoted on another more prestigious exchange or market. The market price of our stock is likely to be highly volatile because for some time there will likely be a thin trading market for the stock, which causes trades of small blocks of stock to have a significant impact on the stock price.

BECAUSE OUR COMMON STOCK IS LIKELY TO BE CONSIDERED A “PENNY STOCK,” OUR TRADING WILL BE SUBJECT TO REGULATORY RESTRICTIONS.

Our Common Stock is currently, and in the near future will likely continue to be, considered a “penny stock.” The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in “penny stocks.” Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, to deliver a standardized risk disclosure document prepared by the SEC, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker-dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker-dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure and other requirements may adversely affect the trading activity in the secondary market for our Common Stock.

LIMITED FUTURE SALES OF OUR COMMON STOCK IN THE PUBLIC MARKET COULD MAKE IT DIFFICULT TO GENERATE SIGNIFICANT LIQUIDITY IN OUR STOCK.

We expect to file a registration statement with the SEC to cover resales of shares issued to the pre-Acquisition AWG International, Inc. stockholders and others in post-Acquisition equity financing transactions.  However, upon the effectiveness of this registration statement, most of the stock covered under the registration may not be immediately available for trading.  Due to a limitation in the number of shares traded on a regular basis, there may be significant swings in the bid and ask prices of our stock or there may not be any significant volume of the stock available to trade.

WE HAVE NOT PAID DIVIDENDS IN THE PAST AND DO NOT EXPECT TO PAY DIVIDENDS FOR THE FORESEEABLE FUTURE, AND ANY RETURN ON INVESTMENT MAY BE LIMITED TO POTENTIAL FUTURE APPRECIATION ON THE VALUE OF OUR COMMON STOCK.

We currently intend to retain any future earnings to support the development and expansion of our business and do not anticipate paying cash dividends in the foreseeable future. Our payment of any future dividends will be at the discretion of our Board of Directors after taking into account various factors, including without limitation, our financial condition, operating results, cash needs, growth plans and the terms of any credit agreements that we may be a party to at the time. To the extent we do not pay dividends, our stock may be less valuable because a return on investment will only occur if and to the extent our stock price appreciates, which may never occur. In addition, investors must rely on sales of their Common Stock after price appreciation as the only way to realize their investment, and if the price of our stock does not appreciate, then there will be no return on investment. Investors seeking cash dividends should not purchase our Common Stock.

OUR OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS CAN EXERT SIGNIFICANT INFLUENCE OVER US AND MAY MAKE DECISIONS THAT ARE NOT IN THE BEST INTERESTS OF ALL STOCKHOLDERS.

Our officers, directors and principal stockholders (greater than 5% stockholders) collectively own a majority of our outstanding Common Stock. As a result of such ownership, these stockholders will be able to affect the outcome of, or exert significant influence over, all matters requiring stockholder approval, including the election and removal of directors and any change in control. In particular, this concentration of ownership of our Common Stock could have the effect of delaying or preventing a change of control of us or otherwise discouraging or preventing a potential acquirer from attempting to obtain control of us. This, in turn, could have a negative effect on the market price of our Common Stock. It could also prevent our stockholders from realizing a premium over the market prices for their shares of Common Stock. Moreover, the interests of this concentration of ownership may not always coincide with our interests or the interests of other stockholders, and accordingly, they could cause us to enter into transactions or agreements that we would not otherwise consider.

ANTI-TAKEOVER PROVISIONS MAY LIMIT THE ABILITY OF ANOTHER PARTY TO ACQUIRE US, WHICH COULD CAUSE OUR STOCK PRICE TO DECLINE.

Our Articles of Incorporation, as amended, our Bylaws and Nevada law contain provisions that could discourage, delay or prevent a third party from acquiring us, even if doing so may be beneficial to our stockholders. In addition, these provisions could limit the price investors would be willing to pay in the future for shares of our Common Stock.

OUR COMMON STOCK IS “A PENNY STOCK” AND IS SUBJECT TO SPECIAL REGULATIONS PROMULGATED BY THE SEC.

The SEC has adopted regulations that generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. The market price of our common stock is less than $5.00 per share and therefore we are a “penny stock” according to SEC rules. This designation requires any broker or dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell our common stock and may affect the ability of holders of our common stock to sell their shares.

WE MAY EXPERIENCE DIFFICULTIES IN THE FUTURE IN COMPLYING WITH SECTION 404 OF THE SARBANES-OXLEY ACT.

As a public company, we are required to evaluate our internal controls under Section 404 of the Sarbanes-Oxley Act of 2002. In this regard, we have and will continue to comply with the internal control requirements of Section 404 of the Sarbanes-Oxley Act. If we fail to maintain the adequacy of our internal controls, we could be subject to regulatory scrutiny, civil or criminal penalties and/or stockholder litigation. Any inability to provide reliable financial reports could harm our business. Furthermore, any failure to implement required new or improved controls, or difficulties encountered in the implementation of adequate controls over our financial processes and reporting in the future, could harm our operating results or cause us to fail to meet our reporting obligations.

If we fail to maintain proper and effective internal controls in future periods, it could adversely affect our operating results, financial condition and our ability to run our business effectively and could cause investors to lose confidence in our financial reporting.

FUTURE FINANCINGS WILL INVOLVE A DILUTION OF THE INTERESTS OF THE STOCKHOLDERS OF THE COMPANY UPON THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK OR OTHER SECURITIES.

We will need to engage in additional financings in the future. There can be no assurances that such financings will ever be completed, but any such financings will involve a dilution of the interests of our stockholders upon the issuance of additional shares Common Stock, Preferred Stock or other securities. Attaining such additional financing may not be possible, or if additional capital may be otherwise available, the terms on which such capital may be available may not be commercially feasible or advantageous to investors participating in this offering. We expect to issue shares of our Common Stock and/or other securities in exchange for additional financing.

WE ANTICIPATE SIGNIFICANT FUTURE CAPITAL NEEDS AND THE AVAILABILITY OF FUTURE CAPITAL IS UNCERTAIN.

The Company has experienced negative cash flows from operations since its inception. The Company will be required to spend substantial funds to develop its products and associated product marketing strategies.  The Company will need to raise additional capital.  The Company’s capital requirements will depend on many factors, primarily relating to the problems, delays, expenses and complications frequently encountered by development stage companies; the progress of the Company’s research and development programs; the costs and timing of seeking regulatory approvals of the Company’s products under development; and changes in economic, regulatory, or competitive conditions or the Company’s planned business. To satisfy its capital requirements, the Company may seek to raise funds in the public or private capital markets. The Company may seek additional funding through corporate collaborations and other financing vehicles. There can be no assurance that any such funding will be available to the Company, or if available, that it will be available on acceptable terms. If adequate funds are not available, the Company may be required to curtail significantly one or more of its research or development programs or it may be required to obtain funds through arrangements with future collaborative partners or others that may require the Company to relinquish interests in its properties. If the Company is successful in obtaining additional financing, the terms of the financing may have the effect of diluting or adversely affecting the holdings or the rights of the holders of Common Stock.

Item 2.  Financial Information.

Management’s discussion and analysis of financial condition and results of operations

Forward Looking Statements

Some of the statements contained in this Current Report that are not historical facts are “forward-looking statements” which can be identified by the use of terminology such as “estimates,” “projects,” “plans,” “believes,” “expects,” “anticipates,” “intends,” or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Current Report, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting our operations, market growth, services, products and licenses. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, our performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

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our ability to raise capital when needed and on acceptable terms and conditions;

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our ability to attract and retain management, and to integrate and maintain technical information and management information systems;

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the intensity of competition;

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general economic conditions; and

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other factors discussed in Risk Factors.

All written and oral forward-looking statements made in connection with this Current Report that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

Company’s Plans

We intend to begin delivery of the Model 2500 Atmospheric Water Generator in the third quarter of this year through a growing network of stocking distributors in a variety of regions globally.  We intend to follow with the introduction of our two commercial products, the WaterPro 100 and 400 approximately a quarter later.  Our goal is to generate positive cash flow from product sales to fund further research and development at the earliest opportunity.

We are actively developing our distributor network, focusing on highly qualified companies with a history of business in the drinking water industry.  Currently, we have distributors in the Southern United States and the Philippines, with several more in the vetting process.

Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis is based upon the financial statements of AWG International, Inc. We have not combined the financial statements of the two companies.

Revenues

Revenue from sales to date has been negligible. For the next few quarters we are projecting modest sales as we build our distribution network. For the year ended December 31, 2011 we had $57,636 in revenue compared with $7,139. This revenue was generated from the sale of the predecessor to the Model 2500 residential unit as part of our development process.  The increase in revenue was attributable to product availability. For the quarter ending March 31, 2012, we had revenue of $13,093 compared to no revenue for the quarter ending March 31, 2011. The increase was attributable to focusing on the Model 2500 residential unit development in favor of its predecessor.

Costs and Expenses

Our primary costs going forward are related to ongoing research and development, legal fees associated with patent activity, and operating costs.  For the year ending December 31, 2011 we had $516,075 in general and administrative expenses compared to $451,695 in general and administrative expenses for the year ending December 31, 2010.  This increase in general and administrative expenses was the result of increased spending related to research and development, intellectual property and professional fees.  For the quarter ending March 31, 2012 we had $106,019 general and administrative expenses compared with $206,074 for the quarter ending March 31, 2011.  The decrease was the result of reduced professional fees.

Liquidity and Capital Resources

For the year ended December 31, 2011, we funded our operations with debt.  During the fourth quarter of 2011, we borrowed $273,853 from AWG International Water Corporation (AWGI).   AWGI's funding source was a private placement of equity securities and a loan transaction with Coghlan Family Corporation in the amount of $150,000.  The balance due on this debt is approximately $125,000 and is due on, or before August 1, 2012.

As of December 31, 2011, we had $439 cash, total current assets of $157,546, total current liabilities of $387,808 and total stockholders' deficit of $194,046, compared to $177,961 cash, total current assets of $186,842, total current liabilities of $189,904, and total stockholders' equity of $33,154 as of December 31, 2010.

The Company experienced negative cash flow used by operations during the fiscal year ended December 31, 2011 of ($598,963) compared to December 31, 2010 of ($240,663).   The Company experienced negative cash flows from investing activities of ($22,875) for the year ended December 31, 2011 compared to negative cash flows from investing activity of ($7,441) for the year ended December 31, 2010.  The Company experienced positive cash flows from financing activities of $444,316 for the year ended December 31, 2011 compared to $426,065 for the year ended December 31, 2010.  The Company experienced positive cash flows from financing activities of $120,142 for the period ended March 31, 2012 compared to $102,508 for the period ended March 31, 2011.

The Company’s audited financial statements for the year ended December 31, 2011 contain a “going concern” qualification.  As discussed in Note 2 of the Notes to Financial Statements, the Company has incurred losses and has not demonstrated the ability to generate cash flows from operations to satisfy its liabilities and sustain operations.  Because of these conditions, our independent auditors have raised substantial doubt about our ability to continue as a going concern.

Our financial objective is to make sure the Company has the cash and debt capacity to fund on-going operating activities, investments and growth. We intend to fund future capital needs through our current cash position, additional credit facilities, future operating cash flow and debt or equity financing.  We are continually evaluating these options to make sure we have the best mix of capital resources to meet our needs.

Additional sources of capital in the short term may come from forecasted sales and the exercise of outstanding warrants.  The Company forecasts that within the next 6 – 12 months product sales will generate sufficient positive cash flow to fund on-going operations.

AWG International Water Corporation has approximately $200,000 of cash with no existing external debt with the exception of the Coghlan Family Corporation debt which is approximately $125,000.  AWG International Water Corporation has 7,300,000 outstanding warrants with an exercise price of $0.06, which if exercised, could be used to raise upwards of $438,000 to support ongoing capital needs of our operating subsidiary.

While no assurances can be given regarding the achievement of future results as actual results may differ materially, management anticipates adequate capital resources to support continuing operations over the next 12 months through the combination of forecasted sales, existing cash reserves and additionally infused capital through exercised warrants.

Critical Accounting Policies

Our financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The significant Accounting Policies are as follows:

Technology Acquisition

The technology supporting the Company’s products (“Technology Acquisition”) was obtained as described below.  Under the terms of the assignment, the Company owns the exclusive rights to manufacture, market and sell certain products covered under individual patents and/or patents pending.  In return, Assignor, CanAmera Management, Inc. received 500,000 common shares of the Company.

On or about April 13, 2010, Everest Water, Ltd., (“Licensor”) granted CanAmera Management, Inc. (“Licensee”), a corporation organized under the laws of the Republic of Panama, a non-exclusive, royalty bearing license to manufacture, use and sell products under U.S. Patent No. 7,272,947 including any and all U.S. or foreign patents derived and any patent on improvements on the patent, (the "License Agreement").  The patent describes a device that produces potable water by extracting water from the air and purifying it by way of cooling and condensing water and removing bacteria or preventing the formation of bacteria.

On the same date, April 13, 2010, CanAmera Management, Inc. assigned the License Agreement to AWG International, Inc., as successor Licensee.  The consideration for the assignment was 250,000 common shares of AWG International, Inc.  We refer to this patent as supporting the G2 product line.  Mr. Keith White, a Company director, Chief Executive and Technology Officer has shared voting and dispositive control of CanAmera Management, Inc.

On November 19, 2010, CanAmera Management, Inc. assigned Patent application 13/510,757, titled, “Atmospheric Water Generator” to AWG International, Inc.  We refer to this patent as supporting the proposed G3 product line.  In consideration of this assignment, 250,000 shares of AWG common stock were issued to CanAmera Management, Inc.  At the time of the technology acquisition, the Company determined the value of the Technology Acquisition to be $36,216 based upon the actual, verifiable costs associated with securing the patent.

Upon diligent review of the License Agreement, it was noted that Clause VII (c) stated, " In the event Licensor becomes insolvent or Licensor is dissolved or otherwise ceases to be a legal entity without the Licensed Patents being assigned to another legal entity, the license granted herein shall become a fully paid assignment of the Licensed Patent to Licensee effective one day before such condition occurs or is determined by Licensee and Licensee shall by these terms be authorized to record said assignment with the U.S. Patent and Trademark Office and other patent offices of other jurisdictions as appropriate if accompanied by Licensee's sworn statement of the stated condition by Licensee...".  According to the Bahamas Corporate Registry, Everest Water, Ltd., the Licensor on the License Agreement was stricken from the Corporate Registry and therefore ceased to be a legal entity.   Everest Water, Ltd. failed to assign the patent (U.S. Patent No. 7,272,947 prior to being stricken from the registry.  Therefore, the patents and applications underlying the License Agreement were assigned to AWG International, Inc. by operation of law.   Clause VII(c) states additionally, that: "Licensee (AWG as successor to CanAmera Management, Inc.) shall then further assign the licensed patents to the inventors thereof".  Therefore, on February 17, 2012, AWG International assigned the patents to the inventors, Rae Anderson and Keith White.  Immediately following this assignment to the inventors, on February 17, 2012, Keith White assigned his interest in the patents to AWG International, Inc. for nominal consideration. The assigned patents include U.S. Patent No. 7,272,947, U.S. Patent 7,886,557, PCT Patent Application No. PCT/US/2005/031948, and all patents and patent applications throughout the world, including any divisions, reissues or continuations.

Long-lived assets of the Company, including Technology Acquisition, are reviewed for impairment when changes in circumstances indicate their carrying value has become impaired, pursuant to guidance established in the Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”  See discussion Note 3(I), Impairment of Long-Lived Assets, below.

Revenue Recognition

The Company recognizes revenues when earned which shall be as products or services are delivered to customers or distributors.  The Company shall also record accounts receivable for revenue earned but not yet collected.

Income Taxes

Income taxes are provided based upon the liability method of accounting pursuant to ASC 740-10-25 Income Taxes – Recognition.  Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end.  A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by ASC 740-10-25-5.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for income tax purposes.

At December 31, 2011, the Company has net operating loss carry forwards of approximately $978,000, which will expire in 2031 and are calculated at an expected tax rate of approximately 34%.

ASC 740 prescribes recognition threshold and measurement attributes for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  At December 30, 2011, the Company has not taken any tax positions that would require disclosure under ASC 740.

Pursuant to ASC 740, income taxes are provided for based upon the liability method of accounting.  Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end.  A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by ASC 740 to allow recognition of such assets.

Earnings (Loss) Per Share (“EPS”)

FASB ASC 260, Earnings Per Share provides for calculation of "basic" and "diluted" earnings per share.  Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period.  Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share.  Basic and diluted losses per share were the same, at the reporting dates, as there were no common stock equivalents outstanding.

Derivative Instruments

FASB ASC 815, Derivatives and Hedging establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities.  They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At December 31, 2011 and December 31, 2010, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Impairment of Long-Lived Assets

Long-lived assets of the Company, including the Technology Rights, are reviewed for impairment when changes in circumstances indicate their carrying value has become impaired, pursuant to guidance established in the SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”  Management considers assets to be impaired if the carrying amount of an asset exceeds the future projected cash flows from related operations (undiscounted and without interest charges).  If impairment is deemed to exist, the asset will be written down to fair value, and a loss is recorded as the difference between the carrying value and the fair value. Fair values are determined based on quoted market values, discounted cash flows, or internal and external appraisals, as applicable.  Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.  Management has determined that there was no impairment as of December 31, 2011 and December 31, 2010.

Fair Value of Financial Instruments

The Company's financial instruments as defined by FASB ASC 825-10-50 include cash, trade accounts receivable, and accounts payable and accrued expenses.  All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2011 and December 31, 2010.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

Inflation

It is our opinion that inflation has not had a material effect on our operations.

Item 3.  Properties.

The Company's executive offices are located at 7721 East Trent Ave., Spokane Valley, Washington.  They are provided on a rent free basis by 7721 E. Trent, LLC, a Washington limited liability company.   The Company expects to enter into a month-to-month tenancy with 7721 E. Trent, LLC, during the third quarter of 2012.   Mr. Wesley Sodorff, a company consultant, owns a fifty percent equity interest in 7721 E. Trent Ave, LLC.   During 2011, our executive offices were located at 3773 West Fifth Ave., Post Falls, ID 83854.

Item 4.  Security Ownership of Certain Beneficial Owners and Management.

The following tables set forth the ownership of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, our directors, and our executive officers and directors as a group. To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares, except as otherwise noted. There are not any pending arrangements that may cause a change in control.  However, it is anticipated that there will be one or more changes of control, including adding members of management, possibly involving the private sale or redemption of our principal shareholder's securities or our issuance of additional securities, at or prior to the closing of a business combination.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the U.S. Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below, we believe that the beneficial owners of our common stock listed below have sole voting and investment power with respect to the shares shown.

This table is based upon information derived from our stock records. We believe that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned; except as set forth above, applicable percentages are based upon 115,663,875 shares of common stock outstanding as of July 10, 2012. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to conversion of warrants and options held by that person that are currently exercisable or exercisable within 60 days of July 10, 2012. We did not deem those shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

(a)

Name of Beneficial Owner of Certain Beneficial Owners

(1) Title of Class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership(1)	(4) Percent of Class
Keith White	(2)	48,517,552(3)(5)	32.51%

Robb Perkinson	(2)	46,517,017(4)(5)	31.17%
CanAmera Management, Inc.(4)	Orilla & Guardia, Obarrio, Torre ada Technologies Piso 7, Panama City, Panama	33,576,114	29.03%

(1)

The class is common stock.

(2)

Address is 7721 East Trent Ave., Spokane Valley, WA 99212

(3)

Includes 33,576,114 shares owned by CanAmera Management, Inc.  Keith White has shared voting and dispositive control over CanAmera Management, Inc.  Mr. White disclaims beneficial ownership of the shares.

(4)

Includes 33,576,114 shares owned by CanAmera Management, Inc.  Robb Perkinson has shared voting and dispositive authority over the shares.  Mr. Perkinson disclaims beneficial ownership of the shares.

(5)

CanAmera Management, Inc. is a Panamanian corporation.  Messrs. White and Perkinson have shared voting and dispositive control over CanAmera Management, Inc.

(b)

Security Ownership of Management.

(1) Title of Class	(2) Name and address of beneficial owner	(3) Amount and nature of Beneficial ownership(1)	(4) Percent of Class
Keith White	(2)	48,517,552(3)	32.51%
Jeff Stockdale	(2)	2,840,000	2.46%
Jeff Mitchell	(2)	1,635,000(4)	1.41%
Robb Perkinson	(2)	46,517,017(5)(6)	31.17%
Total		65,933,455	57.00%

(1)

The class is common stock.

(2)

Address is 7721 East Trent Ave., Spokane Valley, WA 99212

(3)

Includes 33,576,114 shares owned by CanAmera Management, Inc.  Keith White has shared voting and dispositive control over CanAmera Management, Inc.  Mr. White disclaims beneficial ownership of the shares.

(4)

Includes 787,500 common shares underlying a common stock purchase warrant which are immediately exercisable at $0.06 per share.

(5)

Includes 33,576,114 shares owned by CanAmera Management, Inc.  Robb Perkinson has shared voting and dispositive authority over the shares.  Mr. Perkinson disclaims beneficial ownership of the shares.

(6)

CanAmera Management, Inc. is a Panamanian corporation.  Messrs. White and Perkinson have shared voting and dispositive control over CanAmera Management, Inc.

(c) Changes in control. Except as otherwise set forth in this Current Report with respect to the Acquisition, there are no arrangements, known to the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Item 5.  Directors and Executive Officers.

The following table sets forth the names of the Company’s directors, executive officers, and key employees, and their positions with the Company, as of the date of this Current Report:

Name	Age	Position(s)	Term of Officers (Directors)

Keith White	51	Chief Executive Officer	Annual Meeting
		Chief Technology Officer , Director

Robb Perkinson	59	Director	Annual Meeting

Jeff Stockdale	51	President, Chief Operating Officer, Director	Annual Meeting

Jeff Mitchell	45	Chief Financial Officer, Secretary	Annual Meeting

These persons were appointed pursuant to the terms of the Exchange Agreement.  See Items 1.01 and 2.01 of this Current Report.

Except as set forth in the brief account of business experience below, none of the events listed in Item 401(f) of Regulation S-K has occurred during the past ten years and that is material to the evaluation of the ability or integrity of any of the Company’s directors, director nominees or executive officers.

Business Experience of Directors and Executive Officers

Keith White is the Chief Executive and Technology Officer and a member of the board of directors of the Company.  He is a co-founder of AWG International, Inc. which was formed in March 2010.

From January, 2008 to November 2009, Mr. White was a Project Manager for Ocean Park Mechanical, Ltd.  From August 2006 to February 2008, Mr. White constructed a private residence.  During the last 12 years, Mr. White has worked on the design and development of air-to-water machines which has resulted in a number of patents and applications for air-to-water devices.

Robb Perkinson is a co-founder of AWG International, Inc., served as AWG International’s President and is a member of the Board of Directors. Between 1997 and 2007, Mr. Perkinson worked for various corporate entities as a business development consultant. In 2007 he worked for Everest Water, Ltd., a company involved in the air-to-water business.  In 2009 he worked for AWG International Manufacturing in business development.  From 2010, he and Mr. White organized AWG International, Inc., a Nevada corporation.  Mr. Perkinson has served as President, Secretary and as a member of AWG International's board of directors.

Jeff Stockdale is the President, Chief Operating Officer and a member of the board of directors.  Mr. Stockdale holds a Bachelor of Science Degree in Electrical Engineering from Washington State University.

From March 2008 to April 2012, Mr. Stockdale was the Vice President of Hardware Systems for Isilon Systems of Seattle, a leading supplier of Network Attached Storage Devices, now a subsidiary of EMC Corporation of Hopkinton, MA. .  During his tenure at Isilon, Mr. Stockdale served as Vice-President of Hardware Systems.  He was responsible for development and delivery of all hardware platforms for Isilon including firmware and manufacturing related test tools.   He was responsible for all hardware related efforts at Isilon, a leader in scale-out Network Attached Storage solutions.  Hardware included platform design, delivery, and support including chassis design, electrical design, manufacturing test environment, diagnostics and utilities.  His team designs and delivers world class storage platforms that lead the industry in performance and scalability.  Isilon was acquired by EMC for $2.25 Billion in December 2011.

From August 2006 to March 2008, Mr. Stockdale was General Manager for Lockdown Networks of Seattle, Washington, a startup company in the Network Security sector, serving as General Manager of Platforms and also had responsibility for manufacturing operations.    He was responsible for all aspects of the hardware platforms that Lockdown delivered including specifications, vendor selection, customization, branding implementation, regulatory compliance, cost/margin tracking and improvement, manufacturing test, manufacturing, and fulfillment.  He was also responsible for inventory management driven by sales forecast, minimizing inventory on hand, maximizing inventory turns and ensuring reliable product delivery within 24 hours of Sales Order receipt.

Jeff Mitchell is the Chief Financial Officer of AWG International Water Corp. and Secretary.  Mr. Mitchell has over 20 years of financial management experience in small, medium and major U.S. and International companies with markets in the U.S., Canada, Mexico, South America and Japan.  His tenacity and vision has contributed to the development and growth of many companies.

Mr. Mitchell educational background includes a B.S. degree in Accounting from the University of Utah.

From September 2010 to February 2012, Mr. Mitchell served as Chief Financial Officer of Command Center Inc. (publicly traded – “CCNI”), a national provider of day labor staffing.  He was responsible for administration of all SEC reporting, financial reporting & compliance, accounting/auditing, finance, tax, risk management, payroll and benefits.  During his tenure, Command achieved double digit revenue growth and improved financial metrics, including material improvements in its workers compensation insurance program and SG&A expenses.  He served as both an officer and director.

From September 2005 to September 2010, Mr. Mitchell served as Chief Financial Officer of Select Staffing, a privately held national staffing firm.  The company grew revenue from $400MM to $1.7+MM through consistent organic growth and an aggressive, strategic acquisition effort.  He assembled a high-performing team capable of handling all financial functions of a multi-billion dollar company, including: financial reporting, general ledger, business development & analysis, tax, payroll, treasury, credit & collection, risk management, and information systems & technology.  Over these 5 years, he and his team evaluated over 100 acquisition targets, successfully acquiring 43 companies with aggregate revenue of nearly $1.4B.  The accounting team was instrumental in not only the financial modeling and evaluation of each prospect, but in identifying synergies, negotiating purchase price and eventually integrating the acquisitions.  This experience developed great business analysis expertise as well as, exposure to major credit markets and lenders, raising nearly $950MM in syndicated debt.  During the final year of his employment, the company issued nearly 345,000 W-2 forms for the year.  The company was working towards full SOX compliance and successfully filed a Proxy filing with the SEC.  He served as Secretary and Chief Financial Officer of the parent company, Koosharem Corp. and all subsidiaries, totaling approximately 20 companies.

Identification of Certain Significant Employees

Wesley Sodorff

The Company engaged Wesley Sodorff, age 64, acting through his limited liability companies, as an independent non-employee contactor, under the terms of Financial Advisory Agreements, to assist with the identification and selection of a suitable business combination candidate which principally includes due diligence and accounting review related to the proposed AWG International, subject, board approval,  the completion of our due diligence review and  completion of AWG's audited financial statements.

Mr. Sodorff is expected to make a significant contribution to the Company's business in regard to this proposed business combination transaction.   During the fourth quarter of 2011 and as a result of Mr. Sodorff’s role, level of authority and control during this quarter, in regard to the Company's business and financial affairs, we have elected to identify Mr. Sodorff to the same extent we identify and disclose backgrounds of our named executive officers.

Mr. Sodorff was the owner and President of Tire Dealers, Ltd, dba Spokane Tire Factory, a retailer of automotive tires and services in Spokane, Washington from 1992 until August 2010.   Due to the economic crisis which began in the fourth quarter of 2008, the Spokane Tire Factory began to experience a dramatic decline in revenue which ultimately resulted in bankruptcy.  On May 6, 2010, Tire Dealers, Ltd. filed a Chapter

7 petition in the United States Bankruptcy Court for the Eastern District of Washington, Case Number 10-02788-PCW7.  Tire Dealers, Ltd. was liquidated and the matter was closed on August 2, 2010.

Mr. Sodorff serves as a key financial adviser to the Company.  Mr. Sodorff has been charged with the responsibility to advise the Company on business development, corporate finance, due diligence and financial accounting matters.  He supervises the company's accountant.  Mr. Sodorff owns 411,801 shares of the Company's common stock.

Mr. Sodorff was initially engaged by the Company on October 18, 2010 under the terms of a Financial Advisory Agreement (Exhibit 10.11) whereby he would, among other things, advise the company in regard to the proposed AWG International, Inc. business combination which the company had announced in June 2010.  Mr. Sodorff was paid a stock fee of 1,200,000 common shares for his assistance.  The agreement expired December 31, 2010.

On October 1, 2011, the Company entered into a new Financial Advisory Agreement with 7721 E. Trent, LLC, a company owned and controlled by Mr. Sodorff (Exhibit 10.12).  The Agreement provided for Mr. Sodorff to continue providing assistance to the Company in regard to the proposed AWG transaction including financial structuring and accounting advice.  The compensation under the October 2011 agreement was $10,000 per month.  The term of the agreement was three months and the Agreement expired December 31, 2011.  7721 E. Trent, LLC was paid $20,000 for services rendered to the Company during the term of this agreement.  The $10,000 balance was paid in January 2012.

On January 1, 2012, a new Financial Advisory Agreement was entered into with Frontier Mutual, LLC, a limited liability company owned and controlled by Mr. Sodorff (Exhibit 10.13).  The compensation under the January 2012 agreement provides for the payment of $10,000 per month commencing on February 1, 2012.  The Agreement expires December 31, 2012.

Mr. Sodorff, through his limited liability company, 7721 E. Trent, LLC, has provided business planning advice to AWG International, Inc.   For that advice, during 2010, AWG compensated 7721 E. Trent, LLC with the payment of thirty thousand (30,000) AWG International, Inc. common shares.

Shareholder Communications

Company shareholders who wish to communicate with the Board of Directors or an individual director may write to AWG International Water Corporation's offices located at 7721 East Trent Ave., Spokane Valley, WA 99212.  Your letter should indicate that you are a shareholder and whether you own your shares in street name.  Letters received will be retained until the next Board meeting when they will be available to the addressed director.  Such communications may receive an initial evaluation to determine, based on the substance and nature of the communication, a suitable process for internal distribution, review and response or other appropriate treatment.  There is no assurance that all communications will receive a response.

Reports to Shareholders

We intend to voluntarily send annual reports to our shareholders, which will include audited financial statements.  We are a reporting company, and file reports with the Securities and Exchange Commission (SEC), including this Form 8-K as well as annual reports on Form 10-K and quarterly reports on Form 10-Q.  The public may read and copy any materials filed with the SEC at the SEC's Public Reference Room at 100 F St., NE., Washington, D.C. 20549.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.  The company files its reports electronically and the SEC maintains an Internet site that contains reports, proxy and information statements and other information filed by the company with the SEC electronically.  The address of that site is http://www.sec.gov.

Conflict of Interest Policy

Our policy was established to guard against any potential conflicts of interest.  As the Company grows it will be the job of the audit committee to decide if additional controls need to be put in place.

Code of Ethics

On April 20, 2012, the board of directors adopted a Code of Ethical Conduct.  The Code of Ethical Conduct was filed as Exhibit 14 to Form 10-K on May 10, 2012.

Meetings and Committees of the Board Of Directors

We presently have no formal independent Board committees. Until further determination, the full Board of Directors will undertake the duties of the audit committee, compensation committee and nominating and governance committee. The members of the Board of Directors performing these functions as of July 10, 2012 are Keith White, Robb Perkinson, and Jeff Stockdale.

Compensation Committee

The Board of Directors, in its Compensation Committee role, will be responsible for recommendations to the Board of Directors respecting the compensation of our named executive officers.

Audit Committee

The Board of Directors, in its Audit Committee role, will be responsible for selecting the Company’s independent auditors, approve the scope of audit and related fees, and review financial reports, audit results, internal accounting procedures, related-party transactions, when appropriate, and programs to comply with applicable requirements relating to financial accountability. The Audit Committees function will include the development of policies and procedures for compliance by the Company and its officers and directors with applicable laws and regulations.  The audit committee has reviewed and discussed the attached audited financial statements with management.  The audit committee has received written disclosures from the independent accountant required by Independence Standard Board Standard No. 1, as amended, as adopted by the PCAOB in Rule 3600T and has discussed the independence of the company’s certifying accountant.  Based on this review and discussion, the Board of Directors, in its audit committee role, recommended that the audited financial statements be included in this Current Report.

Nomination and Governance Committee

The Board of Directors, in its Nomination and Governance Committee role, will be responsible for recommendations to the Board of Directors respecting corporate governance principles; prospective nominees for Director; Board member performance and composition; function, composition and performance of Board committees; succession planning; Director and Officer liability insurance coverage; and Director’s responsibilities.

Certain Provisions of the Company’s Articles of Incorporation and Nevada Law Relating to Indemnification of Directors and Officers

Nevada Law provides that each existing or former director and officer of a corporation may be indemnified in certain instances against certain liabilities which he or she may incur, inclusive of fees, costs and other expenses incurred in connection with such defense, by virtue of his or her relationship with the corporation or with another entity to the extent that such latter relationship shall have been undertaken at the request of the corporation; and may have advanced such expenses incurred in defending against such liabilities upon undertaking to repay the same in the event an ultimate determination is made denying entitlement to indemnification. The Company's bylaws incorporate the statutory form of indemnification by specific reference.

Insofar as indemnification for liabilities may be invoked to disclaim liability for damages arising under the Securities Act of 1933, as amended, or the Securities Act of 1934 (collectively, the "Acts"), as amended, it is the position of the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Acts and are therefore, unenforceable.

Section 16(A) Beneficial Ownership Reporting Compliance.

We are not currently subject to Section 16 filings.

Item 6.  Executive Compensation.

On July 10, 2012, the board of directors authorized the payment of salaries to named executive officers.   The initial base compensation will be $120,000 annually.  The board of directors will propose an incentive compensation plan based on achievement milestones and intends to provide additional base compensation up to $175,000 and $250,000 respectively in the future to the named executive officers.  The $120,000 base executive compensation is effective July 10, 2012.

Nonqualified
Name						Non-Equity	Deferred	All
And				Stock	Option	Incentive Plan	Compensation	Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Keith White, CEO, CTO	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Jeff Stockdale, COO, Pres	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Jeff Mitchell, CFO, Sec.	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Discussion, Analysis and Overview of Compensation Program

Compensation Philosophy:  Our general compensation philosophy will be designed to link an employee’s total cash compensation with our performance, the employee’s department goals and individual performance.  Given our limited operations and limited capital resources, we are subject to various financial restraints in our compensation practices.  As an employee’s level of responsibility increases, there will be a more significant level of variability and compensation at risk. By linking incentive compensation to the performance of the Company, we believe that it will create an environment in which our employees will be stakeholders in our success and, thus, benefit all shareholders.  As the Company moves from a development stage company to a revenue generating company we plan to bring on employees and develop written employee compensation guidelines.

Executive Compensation Philosophy:  Our executive compensation philosophy will be designed to establish an appropriate relationship between executive pay and our annual performance, our long-term growth objectives, individual performance of the executive officer and our ability to attract and retain qualified executive officers.  We will attempt to achieve these goals by integrating competitive annual base salaries with (a) bonuses based on corporate performance and on the achievement of specified performance objectives, and stock awards through some form of long term incentive plan.  We believe that cash compensation in the form of salary and bonus provides our executives with short-term rewards for success in operations and stock awards will provide long term incentives.

In making compensation decisions, the board of directors, in its compensation committee role, will compare each element of total compensation against companies referred to as a “compensation peer group.”  The compensation peer group will be a group of companies that the compensation committee will select from readily available information about small companies engaged in similar businesses and with similar resources.  As the Company moves from a development stage company to a revenue generating company we plan to bring develop written executive compensation guidelines.

Outstanding Equity Awards at Fiscal Year End

OUTSTANDING EQUITY AWARDS AT July 10, 2012

Option Awards

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Jeff Stockdale Chief Operating Officer, President	13,742,000	13,742,000	$0.18/share	7/9/22
Jeff Mitchell Chief Financial Officer, Secretary	14,947,000	14,947,000	$0.18/share	7/9/22

Grants of Plan-Based Awards

On July 10, 2012, the board of directors authorized the issuance of 13,742,000 common stock options to Jeff Stockdale, the Company's President and Chief Operating Officer and 14,947,000 common stock options to Jeff Mitchell, the Company's Chief Financial Officer and Secretary.

The options vest over four (4) years.  On July 10, 2013, one-quarter (25%) of the options will vest.  Thereafter, the options will vest at 6.25% each quarter.  The options have a ten (10) year term.

Using the Black Scholes model, the Company has assessed the financial statement presentation impact of the value ascribed to the issuance of 28,689,000 stock options to some of its executive management team members as approximately $4,900,000.  The Company will recognize the expense of issuing these options using the straight-line method over the 4-year term vesting term of the options.  The estimated annual expense to the Company associated with these options is:

2012 $612,500
2013 $1,225,000
2014 $1,225,000
2015 $1,225,000
2016 $612,500

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2011, there were no outstanding option awards.

Employment Agreements

The Company currently has no employment agreements with any named executive officer. The Company intends to offer employment agreements to its named executive officers in the near future.   The Company has engaged two independent contractors for services.

The Company has entered into a Financial Advisory Agreements with Mr. Wesley Sodorff's companies, Frontier Mutual, LLC and 7721 E. Trent, LLC to provide financial advisory and accounting assistance to the Company.  Mr. Sodorff's duties include providing assistance in regard to "due diligence" review and other aspects of the Company's responsibilities in regard to the prospective business combination transaction with AWG International, Inc.

The Company has a consulting agreement with Ruby Nee, an independent contractor, engaged to provide accounting services for the Company.  On or about, October 1, 2011, the Company contracted Ms. Nee, on a month-to-month basis, to serve as the Company's accountant.  Ms. Nee is responsible for the day-to-day

accounting operations, development of budgets, and managing bank accounts.   Ms. Nee will be compensated at the rate of $1,000 per month, payable quarterly with the first payment commencing January 1, 2012.

DIRECTOR COMPENSATION

The Company did not pay any director compensation during fiscal years ending December 31, 2011 and 2010.

Item 7.  Certain Relationships and Related Transactions, and Director Independence.

Certain Transactions

Except as described below, during the past three years, there have been no transactions, whether directly or indirectly, between us and any of our respective officers, directors, beneficial owners of more than 5% of our outstanding common stock or their family members, that exceeded $120,000.

On, or about January 1, 2012, the Company entered into an oral rental agreement at no charge for executive offices with 7721 East Trent, LLC, a Washington limited liability company, in which Wesley Sodorff has been identified in this report as a "significant employee".  Mr. Sodorff owns a fifty percent (50%) equity interest in 7721 East Trent, LLC.

On October 1, 2011, the Company entered into a Financial Advisory Agreement with 7721 E. Trent, LLC, a company owned and controlled by Mr. Sodorff (Exhibit 10.12).  The Agreement provided for Mr. Sodorff to continue providing assistance to the Company in regard to the proposed AWG transaction including financial structuring and accounting advice.   The compensation under the October 2011 agreement was $10,000 per month.  The term of the agreement was three (3) months and the Agreement expired December 31, 2011.

On January 1, 2012, a new Financial Advisory Agreement was entered into with Frontier Mutual, LLC, a limited liability company owned and controlled by Mr. Sodorff (Exhibit 10.13).  The compensation under the January 2012 agreement provides for the payment of $10,000 per month commencing on February 1, 2012.  The Agreement expires December 31, 2012. The Company considers Mr. Sodorff an affiliate.

On, or about October 20, 2011, the Company entered into a rent-free month-to-month real estate tenancy for executive offices with 3773 West Fifth, LLC, a company owned and controlled by John and Wendy Coghlan.  This tenancy ended on, or about December 31, 2011.

On September 29, 2011, Coghlan Family Corporation loaned the Company $150,000.  The loan was evidenced by a promissory note, security agreement and warrant agreement.  The note bears interest at the annual rate of 12%.  It is due August 1, 2012.  The Security Agreement was terminated with the completed acquisition of AWG International, Inc.     The Warrant Agreements permits Coghlan Family Corporation to purchase 150,000 common shares at $0.06 per share.  The warrant expires September 30, 2016.

On, or about, December 31, 2010 Gary MacDonald converted $70,000 of accrued salary into common shares valued at $0.10 per share.

On, or about December 31, 2010, Jeff Lamberson converted $95,330 of accrued salary and expenses into common shares valued at $0.10 per share.

Certain and Related Transactions Involving AWG International, Inc.

On, April 13, 2010, CanAmera Management, Inc. assigned the License Agreement to AWG International, Inc.  The consideration for the assignment was 250,000 common shares of AWG International, Inc.  We refer to this patent as supporting the G2 product line.  Keith White, a Company director, Chief Executive and Technology Officer has shared voting and dispositive control over CanAmera Management, Inc.

On November 19, 2010, CanAmera Management, Inc., assigned Provisional Patent application 61/262,862 to AWG International, Inc.  We refer to this patent as supporting the proposed G3 product line.  In consideration of this assignment, 250,000 shares of AWG common stock were issued to CanAmera Management, Inc.  At the time of the technology acquisition, the Company determined the value of the Technology Acquisition to be $36,216 based upon the actual, verifiable costs associated with securing the patent.

Upon diligent review of the License Agreement, it was noted that Clause VII (c) stated, " In the event Licensor becomes insolvent or Licensor is dissolved or otherwise ceases to be a legal entity without the Licensed Patents being assigned to another legal entity, the license granted herein shall become a fully paid assignment of the Licensed Patent to Licensee effective one day before such condition occurs or is determined by Licensee and Licensee shall by these terms be authorized to record said assignment with the U.S. Patent and Trademark Office and other patent offices of other jurisdictions as appropriate if accompanied by Licensee's sworn statement of the stated condition by Licensee...".  According to the Bahamas Corporate Registry, Everest Water, Ltd., the Licensor on the License Agreement, was stricken from the Corporate Registry and therefore ceased to be a legal entity.   Everest Water, Ltd. failed to assign the patent (U.S. Patent No. 7,272,947 prior to being stricken from the registry.  Therefore, the patents and applications underlying the License Agreement were assigned to AWG International, Inc. by operation of law.   Clause VII(c) states additionally, that: "Licensee (AWG as successor to CanAmera Management, Inc.) shall then further assign the licensed patents to the inventors thereof".  Therefore, on February 17, 2012, AWG International assigned the patents to the inventors, Rae Anderson and Keith White.  Immediately following this assignment to the inventors, on February 17, 2012, Keith White assigned his interest in the patents to AWG International, Inc. for nominal consideration. The assigned patents include U.S. Patent No. 7,272,947, U.S. Patent 7,886,557, PCT Patent Application No. PCT/US/2005/031948, and all patents and patent applications throughout the world, including any divisions, reissues or continuations.

Between June 28, 2010 and December 15, 2010, the Company paid AWG Consulting, Inc., a company owned and controlled by Keith White, a member of the board of directors and named executive officer, a total of $43,350 for consulting fees.

Between June 1, 2010 and December 31, 2010, the Company paid Robb Perkinson, a member of the board of directors, a total of $40,896 for consulting fees.

Between June 7, 2010 and December 15, 2010, the Company paid The Pepwith Company, LLC, a Texas limited liability company, which we believe is owned and controlled by R. Scott Chaykin, a former named executive officer, a total of $54,909 for consulting fees.

Between January 7, 2011 and October 31, 2011, the Company paid AWG Consulting, Inc. a company owned and controlled by Keith White, a member of the board of directors and named executive officer, a total of $116,637 for consulting fees and $1,540 for technical fees.

Between January 7, 2011 and August 3, 2011, the Company confirmed payments to Robb Perkinson, a member of the board of directors, totaling $60,000 for consulting fees.

Between January 7, 2011 and August 3, 2011, the Company confirmed payments to The Pepwith Company, LLC, a Texas limited liability company, which we believe is owned and controlled by R. Scott Chaykin, a former named executive officer, totaling $60,000 for consulting fees.

During fiscal years ending 2011 and 2010, the Company paid as reimbursements, AWG Consulting, Inc., The Pepwith Company, LLC and Robb Perkinson for expenses advanced on behalf of the Company.   These expenses have been included in general and administrative expenses for the periods ending December 31, 2011 and December 31, 2010 are expenses from related parties (through common ownership) totaling approximately $262,124 and $294,782, respectively.

On April 19, 2012, Keith White, the inventor/applicant of provisional patent application titled, “Atmospheric Water Generation System” Application No. 61/489,588, assigned all right, title and interest to AWG International, Inc.  The technology associated with this patent application will be used for a future line of proposed G4 and G5 products.  The consideration for the transfer was stated as "valuable consideration".

As of December 31, 2011 and December 31, 2010, the Company owed $24,262 and $26,892 respectively to AWG International Manufacturing Ltd. and AWG Consulting, both Canadian companies owned and controlled by the Company’s Chief Executive Officer, for payment of fees and services for the benefit of the Company.  The amounts owed to AWG International Manufacturing, Ltd. were forgiven and are reflected in additional paid in capital.

On April 1, 2011, the Company acquired AWG International Manufacturing Ltd., from the Company’s Chief Executive Officer by purchasing the one share issued and outstanding in AWG International Manufacturing Ltd. in exchange for one (1) share of the Company’s common stock valued at $4.55.

On or about July 10, 2012, the Company entered into an oral severance agreement with Robb Perkinson, President of AWG International, Inc., in which Mr. Perkinson will be paid $22,500 as consulting fees and previously incurred but not submitted legitimate Company expenses reimbursed.

Director Independence

Upon closing the Company will have three directors serving on our board of directors, Messrs. White, Stockdale and Perkinson.  The Company is not currently a listed issuer and, as such, is not subject to any director independence standards.  Using the definition of independence set forth in the Nasdaq Marketplace Rules, none of our directors would be considered an independent director of our Company.

Item 8.  Legal Proceedings.

The Company is not party to any pending material legal proceedings.

Item 9.  Market Price of Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

(a) Market Information.

The Company’s Common Stock was traded on the OTC Bulletin Board (OTC:BB) under the trading symbol "MSOL" and is now under the trading symbol “AWGI”.  The following table sets forth the pre-Acquisition high and low bid information for the Company’s Common Stock for each quarter within the last two fiscal years.  The prices quoted may or may not reflect actual trades on that day but are based on inter-dealer prices without retail mark-up, markdown or commission and may not represent actual transactions.

	2011		2010
Calendar	High	Low	High	Low
First Quarter	$0.095	$0.095	$0.09	$0.03
Second Quarter	0.035	0.035	0.06	0.03
Third Quarter	0.075	0.075	0.13	0.02
Fourth Quarter	0.095	0.095	0.11	0.09

(b) Holders.  The Company has approximately 144 shareholders of record holding common stock.

(c) Dividends. The Company has not paid any cash dividends to date, and has no intention of paying any cash dividends on the Common Stock in the foreseeable future. The declaration and payment of dividends is subject to the discretion of the Company’s Board of Directors and to certain limitations imposed under Nevada law. The timing, amount and form of dividends, if any, will depend upon, among other things, the Company’s results of operations, financial condition, cash requirements, and other factors deemed relevant by the Board of Directors.  The Company intends to retain any future earnings for use in its business.

(d) Securities authorized for issuance under equity compensation plans. The Company does not maintain any equity compensation plans.

The Company’s board of directors approved the adoption of the “2008 Stock Plan” on September 9, 2008, pursuant to which the Company may grant stock options to employees and consultants, including directors and officers, from time to time. The Board of directors of the Company reserved 2,500,000 shares of Company Common Stock for eventual issuance pursuant to the exercise of stock options granted under the Plan.  On October 24, 2008, the Company filed a registration statement on Form S-8 registering the plan and its 2,500,000 shares.

The Company’s board of directors approved the adoption of the “2012 Stock Option Plan” on July 10, 2012, pursuant to which the Company may grant stock options to employees and consultants, including directors and officers, from time to time. The Board of directors of the Company reserved 42,500,000 shares of Company Common Stock for issuance pursuant to the exercise of stock options granted under the Plan.  The Company's majority shareholders approved and adopted the 2012 Stock Option Plan on July 10, 2012.

The table includes information as of the end of the most recently completed fiscal year with respect to compensation plans, including individual compensation arrangements, under which equity securities are authorized for issuance.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	28,689,000	$0.18	13,811,000
Equity compensation plans not approved by security holders	-	-	2,500,000
Total	28,689,000	$0.18	16,311,000

On July 10, 2012, the company granted Jeff Stockdale 13,742,000 common stock options.

On July 10, 2012, the company granted Jeff Mitchell 14,947,000 common stock options.

The options vest over four (4) years.  On July 10, 2013, one-quarter (25%) of the options will vest.  Thereafter, the options will vest at 6.25% each quarter.  The options have a ten (10) year term

Item 10.  Recent Sales of Unregistered Securities.

As discussed in Items 1.01 and 2.01, on July 10, 2012, the Company consummated the Acquisition, pursuant to which the Company issued to the fourteen (14) shareholders of AWG International, Inc. in exchange for their AWG Common Stock, an aggregate of 77,931,100 shares of the Company’s Common Stock.

The issuance of the shares of Common Stock of the Company in the Acquisition was made in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D and S promulgated thereunder. As such, the shares of the Company’s Common Stock issued in connection with the Acquisition may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the Commission or with any state securities commission in respect of the Acquisition.  These are restricted securities and may not be publicly resold unless registered for resale or exemption from the registration requirements under federal and state securities laws.

During the last two quarters of 2011 and the first two quarters of 2012, the Company sold 12,500,000 Units in a series of private placement transactions to accredited investors.  The Unit Offering commenced August 17,

2011.  The Unit Offering consisted of 12,500,000 Units comprised of one (1) share of common stock and one (1) common stock purchase warrant for four ($0.04) cents per Unit. The warrants are exercisable at six ($0.06) cents per share. The common stock purchase warrant is subject to the Company's call if the stock trades above eight ($0.08) cents per share and there is an effective registration statement registering the common stock underlying the warrants.  The Warrants have a twelve (12) month term commencing on the specific date of each Unit purchase.  As of July 10, 2012, all 12,500,000 Units have been sold and the private placement Unit Offering has been closed.

The Company relied on the transaction exemption afforded by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D Rule 506. The Units are restricted securities which may not be publicly sold unless registered for resale with the Securities and Exchange Commission or exempt from the registration requirements of the Securities Act of 1933, as amended. The shares are subject to additional resale restrictions because the Company is classified as a shell company.

Item 11.  Description of Registrant’s Securities to be Registered.

(a) Capital Stock

The Company's capital stock consists of 600,000,000 shares comprised of 500,000,000 common shares, par value $0.001 per share and 100,000,000 preferred shares, par value $0.001 per share.  At July 10, 2012, the Company had 115,663,875 common shares issued and outstanding.  No preferred shares are outstanding.  The Company's trading symbol on the OTCBB is AWGI.

(b) Common Stock

All of the shares of Common Stock have equal voting rights and power without restriction in preference.

Voting Rights. Each stockholder, on each matter submitted to a vote at a meeting of stockholders, has one vote for each share registered in the stockholder’s name on the books of the Company. A quorum at any annual or special meeting of stockholders consists of stockholders representing, either in person or by proxy, a majority of the outstanding shares of the Company, entitled to vote at such meeting. The votes of a majority in interest of those present at any properly called meeting or adjourned meeting of stockholders at which a quorum is presented, is sufficient to transact business.

Dividend rights. The Board of Directors may, from time to time, declare and the Company may pay dividends on its outstanding shares of Common Stock in cash, property, or its own shares, except when the Company is insolvent or when the payment thereof would render the Company insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the Company’s governing documents or applicable law. The Company has never paid, and has no plans to pay, any dividends on its shares of Common Stock.

Preemptive Rights. The stockholders of the Company do not have a preemptive right to acquire the Company’s unissued shares.

Action by Majority Consent of Stockholders.   Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Right to Amend Bylaws. The Bylaws of the Company may be altered, amended or repealed by the affirmative vote of a majority of the voting stock issued and outstanding at any regular or special meeting of the stockholders. The Board of Directors has the power to make, alter, amend and repeal the Bylaws of the Company. However, any such Bylaws, or any alteration, amendment or repeal of the Bylaws, may be changed or repealed by the holders of a majority of the stock entitled to vote at any stockholders’ meeting.

Anti-Takeover Provisions. As a Nevada corporation, the Company is subject to the Nevada Control Share Acquisition Statute (Nevada Revised Statutes Sections 78.378 to 78.3793). This statute could have the effect of delaying or preventing a change in control of the Company under certain circumstances.

Other. As a Nevada corporation, shares of the Company’s Common Stock are subject to all applicable provisions of Nevada law.

Resale of Restricted Securities under Rule 144. Rule 144 provides an exemption from registration under the Securities Act for sales by holders of “restricted securities” (i.e., securities acquired directly or indirectly from the issuer or an affiliate of the issuer in a transaction or chain of transactions not involving a public offering) and for sales of “control securities” (i.e., securities held by affiliates, regardless of how they acquired them). The rule contains five general conditions, as summarized below:

•

Current public information. There must be adequate current public information available about the issuer. Reporting companies must have been subject to public reporting requirements for at least 90 days immediately before the Rule 144 sale and must have filed all required reports (other than Forms 8-K) during the 12 months (or shorter period that the company was subject to public reporting) before the sale.  For non-reporting companies (including companies that have been subject to the public reporting requirements for less than 90 days), certain other specified public information must be available.

•

Holding period. If the issuer is, and has been for a period of at least 90 days immediately before the sale, subject to public reporting requirements, a minimum of six months must elapse between the later of the date of the acquisition of the securities from the issuer, or from an affiliate of the issuer, and any resale of such securities in reliance on Rule 144.

•

Volume limitations. In any three-month period, resales may not exceed a sales volume limitation equal to one percent of the outstanding securities of the class.

•

Manner-of-sale requirements. Resales must be made in unsolicited “brokers’ transactions” or transactions directly with a “market maker” and must comply with other specified requirements.

•

Filing of Form 144. The seller must file a Form 144 if the amount of securities being sold in any three-month period exceeds 5,000 shares or $50,000 in aggregate sales price.

•

Non-affiliates.   If the issuer is, and has been for a period of at least 90 days immediately before the sale, subject to public reporting requirements, any person who is not an affiliate of the issuer at the time of the sale, and has not been an affiliate during the preceding three months, must only comply with the current public information and holding period requirements. However the current public information requirement does not apply to restricted securities sold for the account of a person who is not an affiliate of the issuer at the time of the sale and has not been an affiliate during the preceding three months, provided a period of one year has elapsed since the later of the date the securities were acquired from the issuer or from an affiliate of the issuer.

Shares Received in Former Shell Company. Unless registered on Form S-1 with the Securities and Exchange Commission (SEC),  under Rule 144, as amended in February 2008, persons receiving shares in a company that is or at any time was a shell company (as defined in the Exchange Act) will not be entitled to sell the shares received pursuant to Rule 144 until such time as information about the former shell company that is equivalent to the information required under Form 10 of the Exchange Act has been on file with the SEC for a period of one year.  As a result, the AWG stockholders receiving shares of the Company in the Acquisition will be unable to avail themselves of Rule 144 until one year after this Current Report on Form 8-K has been filed with the SEC.

(b)  Debt Securities.  Not Applicable

(c)  Common Stock Warrants Outstanding.

At July 10, 2012, there were 7,300,000 common stock purchase warrants outstanding.  The warrants were issued in connection with a private placement of Units and a debt financing during 2011 and 2012.   The warrants are immediately exercisable at $0.06 per share.  The warrants are callable if the stock trades above $0.08 per share subject for five (5) consecutive days based on volume weighted average price.  Prior to any call, the company must have an effective registration statement in place for the underlying common stock.   The warrants have a twelve (12) month term commencing from the date of purchase with the exception of 150,000 warrants issued to Coghlan Family Corporation in connection with a debt financing which expire September 30, 2016.

Item 12.  Indemnification of Directors and Officers.

(a) Articles of Incorporation.  The Company’s Articles of Incorporation address director liability and indemnification.

It states:  That no director or officer of the corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provisions shall not eliminate or limit the liability of an director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.  Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

(b) Nevada Law. Nevada law provides as follows with respect to the indemnification and insurance of controlling persons, directors or officers against liability in their capacity as such.

Indemnification.  Pursuant to NRS 78.7502 (Discretionary and mandatory indemnification of officers, directors, employees and agents: General provisions), a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to Nevada Revised Statutes 79.138 (breach of good faith); or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Nevada Revised Statutes 79.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful.

A corporation may also indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the person in connection with the defense or settlement of the action or suit if the person: (a) is not liable pursuant to Nevada Revised Statutes 79.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, the corporation must indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

Pursuant to NRS 78.752 (Insurance and other financial arrangements against liability of directors, officers, employees and agents), a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against the person and liability and expenses incurred by the person in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the corporation has the authority to indemnify such a person against such liability and expenses. No such financial arrangement may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

(c) The SEC’s Position on Indemnification for Securities Act Liabilities. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to the Company’s directors, officers or controlling persons, the Company has been advised that in the opinion of the Commission this indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable.

Item 13.  Financial Statements and Supplementary Data.

See Item 20 of this Current Report.

Item 14.  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 15.  Financial Statements and Exhibits.

See Item 20 of this Current Report.

Item 16.  Unregistered Sale of Equity Securities

As discussed in Items 1.01 and 2.01, on July 10, 2012, the Company consummated the Acquisition, pursuant to which the Company issued to the fourteen (14) stockholders of AWG International, Inc. in exchange for their AWG Common Stock, an aggregate of 77,931,100 shares of the Company’s Common Stock.

The issuance of the shares of Common Stock of the Company in the Acquisition was made in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D and S promulgated thereunder. As such, the shares of the Company’s Common Stock issued in connection with the Acquisition may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the Commission or with any state securities commission in respect of the Acquisition.

Item 17.  Change in Control of Registrant

As discussed in Items 1.01 and 2.01, on July 10, 2012, the Company consummated the Acquisition, pursuant to which the Company issued to the stockholders of AWG International, Inc. in exchange for their AWG Common Stock, an aggregate of 77,931,100 shares of the Company’s Common Stock.

At closing, Jeff Lamberson and Gary MacDonald resigned as directors and officers of the Company and Keith White, Robb Perkinson and Jeff Stockdale were appointed to the Company’s Board of Directors filling existing board member vacancies.  They will serve until their respective successors are duly elected or appointed, or until their earlier death, resignation, or removal.  See also Items 1.01, 2.01 and 18 of this Current Report.

Additionally, at closing, the Coghlan Family Corporation executed a Termination of Security Agreement which terminated its security interest in the original $150,000 loan it made to the Company on September 29, 2011.  The loan is now unsecured.

Item 18.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Based on the foregoing, as of the date of this Current Report, the Company’s directors, executive officers, and key employees are as follows:

Name		Positions and Office
Keith White	51	Director, Chief Executive Officer, Chief Technology Officer
Robb Perkinson	59	Director
Jeff Stockdale	51	Director, President, Chief Operating Officer
Jeff Mitchell	45	Chief Financial Officer, Secretary

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors may seek other qualified individuals to serve on the Board and to form committees to do the Board’s work. Officers are elected by the Board of Directors and serve until their successors are appointed by the Board of Directors.

Except as set forth in the brief account of business experience below, none of the events listed in Item 401(f) of Regulation S-K has occurred during the past ten years and that is material to the evaluation of the ability or integrity of any of the Company’s directors, director nominees or executive officers.

Changes to the Company's Executive Compensation Plan

The Company plans to implement the following executive compensation plan.  We plan to pay our named executive officers titled, Chief Executive Officer (CEO), Chief Technology Officer (CTO), Chief Operating Officer (COO) and Chief Financial Officer (CFO), as follows:

Base Compensation Effective July 10, 2012

Named Executive Officer	Base Compensation
Keith White, CEO, CTO	$120,000
Jeff Stockdale, President, COO	$120,000
Jeff Mitchell, CFO, Secretary	$120,000

Item 19.  Change in Shell Company Status

As disclosed in Items 1.01, 2.01 and 17 of this Current Report, on July 10, 2012, the Company acquired AWG International, Inc. Although the Company was a shell company, as defined in Rule 12b-2 of the Exchange Act, prior to the Acquisition, the Company believes that the completion of the Acquisition had the effect of causing the Company to cease being a shell company.

Item 20.  Financial Statements and Exhibits

Note: For accounting purposes, the Acquisition of AWG International, Inc. was treated as a reverse acquisition with AWG International Water Corporation as the acquirer and AWG International, Inc. as the acquired party. When we refer in this Current Report to business and financial information for periods prior to the consummation of the Acquisition, we are referring to the business and financial information of the Company unless the context suggests otherwise.

(a) Financial statements of business acquired.

The financial statements of the business acquired for the periods specified in Rule 8-04(b) of Regulation S-X are incorporated by reference to Exhibit 99.1 to this Current Report.

(b) Pro forma financial information. Not Applicable

Pro forma financial information is not required because AWG International Water Corporation has no financial activity as an operating company and the transaction was structured as a reverse acquisition.  AWG International, Inc. was the accounting acquirer and the acquisition was accounted for as a recapitalization.  The acquired company, AWG International, Inc., is an operating company and its financial activity will be the continuing reporting financial activity of the combined companies.

(d) Exhibits.

See the Exhibit Index attached hereto which is incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AWG INTERNATIONAL WATER CORPORATION

Dated: July 16, 2012

/s/ Keith White

_________________________

By:   Keith White

Title:  Chief Executive Officer

Exhibits Index

Exhibit Number	Description of Exhibit	Location of Exhibit
2.1	Form of Share Exchange Agreement between AWG International Water Corporation and AWG International, Inc.	Filed herewith
2.2	Share Exchange Agreement between MIP Solutions, Inc. and AWG International, Inc. dated June 7, 2010	8-K filed June 10, 2010
3.1	Articles of Incorporation of MIP Solutions, Inc. now known as AWG International Water Corporation	SB-2 filed April 5, 2007
3.2	Articles of Incorporation of AWG International, Inc.	Filed herewith
3.3	Bylaws of AWG International, Inc.	Filed herewith
3.4	Bylaws MIP Solutions, Inc., now known as AWG International Water Corporation	SB-2 filed April 5, 2007
10.1	License Agreement with Johns Hopkins University Laboratory	SB-2 filed April 5, 2007
10.2	MIP Solutions, Inc. 2008 Stock Plan	8-K filed September 17, 2008
10.3	Mutual Termination Agreement dated July 25, 2010 between MIP Solutions, Inc. and Johns Hopkins University	8-K filed August 13, 2010
10.4	Promissory Note evidencing $150,000 with Coghlan Family Corporation dated September 29, 2011	10-K filed May 10, 2012
10.5	Warrant Agreement with Coghlan Family Corporation dated September 29, 2011	10-K filed May 10, 2012
10.6	Security Agreement with Coghlan Family Corporation dated September 29, 2011	10-K filed May 10, 2012
10.7	Promissory Note evidencing $583.42 with Coghlan Family Corporation dated September 29, 2011	10-K filed May 10, 2012
10.8	Form of Warrant Agreement associated with Unit Equity Offering pursuant to Regulation D Rule 506	10-K filed May 10, 2012
10.9	Financial Advisory Agreement with Frontier Mutual, LLC dated January 12, 2012	10-K filed May 10, 2012
10.10	Financial Advisory Agreement with 7721 E. Trent Ave, LLC dated October 1, 2011	10-K filed May 10, 2012
10.11	Financial Advisory Agreement with G. Wesley Sodorff dated October 18, 2010	10-K filed May 10, 2012
10.12	Promissory Note evidencing AWG Intl obligation to pay $25,000 dated September 29, 2011	10-K filed May 10, 2012
10.13	Promissory Note evidencing AWG Intl obligation to pay $583.42 dated September 29, 2011	10-K filed May 10, 2012
10.14	Promissory Note evidencing AWG Intl obligation to pay $150,000 dated September 29, 2011	10-K filed May 10, 2012
10.15	Promissory Note evidencing AWG Intl obligation to pay $77,935.32 dated December 31, 2011	10-K filed May 10, 2012
10.16	Promissory Note evidencing AWG Intl obligation to pay $66,522.28 dated September 29, 2011	10-K filed May 10, 2012
10.17	Amended and Restated September 29, 2011 Promissory Notes totaling $242,105.70 dated March 28, 2012	10-K filed May 10, 2012
10.18	Amended and Restated December 31, 2011 Promissory Note totaling $77,935 dated March 28, 2012	10-K filed May 10, 2012
10.19	2012 Stock Option Plan	Filed herewith
10.20	Mitchell Stock Option Agreement	Filed herewith
10.21	Stockdale Stock Option Agreement	Filed herewith
10.22	Termination Agreement	Filed herewith
14	Code of Ethics	10-K filed May 10, 2012
21	Subsidiaries of the registrant	Filed herewith
99.1	Audited Financial Statements of AWG International, Inc..dated December 31, 2011 (A Development Stage Company)	Filed herewith
99.2	Financial Statements of AWG International, Inc. dated March 31, 2012 (A Development Stage Company)	Filed herewith

*

  In accordance with Item 601of Regulation S-K, this Exhibit is hereby furnished to the SEC as an accompanying document and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.